UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2023
_______________________________________________________________

NAMLIONG SKYCOSMOS, INC.

(Exact name of registrant as specified in its charter)

nevada	000-55909	20-3240178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

77, Sec 2. Guanxin Rd,

Guanmiao District

Tainan City, Taiwan

71825

(Address of principal executive offices) (Zip Code)

+886-6-5950559
(Registrant’s telephone number, including area code)

No. 357, Ren’ai Street
Yongkang District
Tainan City, Taiwan

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value US$0.001	NLSC	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY COMMENT

We are a Nevada holding company with operations conducted through our wholly owned Samoan subsidiary. OEC operates primarily in Hong Kong but has administrative offices based in Taiwan and China that provide services to clients located in Taiwan, Hong Kong and China. Our investors hold shares of common stock in Namliong SkyCosmos, Inc., the Nevada holding company. This structure presents unique risks as our investors may never directly hold equity interests in our Taiwan subsidiary and will be dependent upon contributions from our subsidiary to finance our cash flow needs. Our ability to obtain contributions from our subsidiary is significantly affected by regulations promulgated by Taiwan and currency control regulations promulgated by the authorities of China and Hong Kong. Any change in the interpretation of existing rules and regulations or the promulgation of new rules and regulations may materially affect our operations and or the value of our securities, including causing the value of our securities to significantly decline or become worthless. For a detailed description of the risks facing the Company associated with our structure, please refer to “Risk Factors – Risk Relating to Doing Business in Taiwan, Hong Kong and China.” set forth herein.

Namliong SkyCosmos, Inc. and our Samoan subsidiary are not required to obtain permission from the Samoan authorities including the Financial Supervisory Commission and the Securities and Futures Bureau, to operate or to issue securities to foreign investors. However, we may be subject to the risks of uncertainty of any future actions of the Samoan government in this regard including the risk that we inadvertently conclude that such approvals are not required, that applicable laws, regulations or interpretations change such that we are required to obtain approvals in the future, or that the Samoan government could disallow our holding company structure, which would likely result in a material change in our operations, including our ability to continue our existing holding company structure, carry on our current business, accept foreign investments, and offer or continue to offer securities to our investors. These adverse actions could cause the value of our common stock to significantly decline or become worthless. We may also be subject to penalties and sanctions imposed by the regulatory agencies of Taiwan, Hong Kong or China, as applicable, if we fail to comply with such rules and regulations, which would likely adversely affect the ability of the Company’s securities to continue to trade on the Over-the-Counter Bulletin Board, which would likely cause the value of our securities to significantly decline or become worthless.

There may be prominent risks associated with our operations and activities in Taiwan, Hong Kong and China. For example, as a U.S.-listed public company conducting business or otherwise engaging in activities in Taiwan, Hong Kong and China, we may face heightened scrutiny, criticism and negative publicity, which could result in a material change in our operations and the value of our common stock. It could also significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless. Additionally, changes in Chinese internal regulatory mandates, such as the M&A rules, Anti-Monopoly Law, and Data Security Law, may impact OEC’s ability to conduct business in Hong Kong and China. Recently, the PRC government initiated a series of regulatory actions and statements to regulate business operations in China with little advance notice, including adopting new measures to extend the scope of cybersecurity reviews and expanding the efforts in anti-monopoly enforcement. The business of our subsidiary is not subject to cybersecurity review with the Cyberspace Administration of China, or CAC, given that: (i) we do not have one million individual online users of our products and services in Hong Kong or China; (ii) we do not possess a large amount of personal information in our business operations.  In addition, we are not subject to merger control review by China’s anti-monopoly enforcement agency due to the level of our revenues which provided from us and audited by our auditor and the fact that we currently do not expect to propose or implement any acquisition of control of, or decisive influence over, any company with revenues within China of more than Renminbi (“RMB”) 400 million. Currently, these statements and regulatory actions have had no impact on our daily business operations, the ability to accept foreign investments and list our securities on an U.S. or other foreign exchange. However, since these statements and regulatory actions are new, it is highly uncertain how soon legislative or administrative regulation making bodies will respond and what existing or new laws or regulations or detailed implementations and interpretations will be modified or promulgated, if any, and the potential impact such modified or new laws and regulations will have on our daily business operation, the ability to accept foreign investments and list our securities on an U.S. or other foreign exchange. For a detailed description of the risks facing the Company and associated with our operations in Hong Kong, please refer to “Risk Factors – Risk Factors Relating to Doing Business in Taiwan, Hong Kong and China.” set forth herein.

2

The recent joint statement by the SEC and PCAOB, and the Holding Foreign Companies Accountable Act (HFCAA) all call for additional and more stringent criteria to be applied to emerging market companies upon assessing the qualification of their auditors, especially the non-U.S. auditors who are not inspected by the PCAOB. Trading in our securities may be prohibited under the HFCAA if the PCAOB determines that it cannot inspect or investigate completely our auditor, and that as a result, an exchange may determine to delist our securities. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act which would reduce the number of consecutive non-inspection years required for triggering the prohibitions under the HFCAA from three years to two thus reducing the time before our securities may be prohibited from trading or being delisted. On December 2, 2021, the U.S. Securities and Exchange Commission adopted rules to implement the HFCAA. Pursuant to the HFCAA, the Public Company Accounting Oversight Board (PCAOB) issued its report notifying the Commission that it is unable to inspect or investigate completely accounting firms headquartered in mainland China or Hong Kong due to positions taken by authorities in mainland China and Hong Kong. Our auditor is based in Nigeria and is subject to PCAOB inspection. It is not subject to the determinations announced by the PCAOB on December 16, 2021. Furthermore, due to the recent developments in connection with the implementation of the HFCAA, we cannot assure you whether the SEC or other regulatory authorities would apply additional and more stringent criteria to us after considering the effectiveness of our auditor’s audit procedures and quality control procedures, adequacy of personnel and training, or sufficiency of resources, geographic reach or experience as it relates to the audit of our financial statements. The requirement in the HFCAA and the Accelerating Holding Foreign Companies Act that the PCAOB be permitted to inspect the issuer’s public accounting firm within two or three years, may result in the delisting of our securities from applicable trading markets in the U.S, in the future if the PCAOB is unable to inspect our accounting firm at such future time. Please see “Risk Factors - The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) to be permitted to inspect the issuer's public accounting firm within three years. This three-year period will be shortened to two years if the Accelerating Holding Foreign Companies Accountable Act is enacted. There are uncertainties under the PRC Securities Law relating to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. If the U.S. securities regulatory agencies are unable to conduct such investigations, they may suspend or de-register our registration with the SEC and delist our securities from applicable trading market within the US.” set forth herein.

In addition to the foregoing risks, we face various legal and operational risks and uncertainties arising from doing business in Hong Kong as summarized below and in “Risk Factors — Risks Relating to Doing Business in Taiwan, Hong Kong and China” set forth herein.

☐	Adverse changes in economic and political policies of the PRC government could have a material and adverse effect on overall economic growth in China and Hong Kong, which could materially and adversely affect our business. Please see “Risk Factors - We face the risk that changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in Hong Kong and China and the profitability of such business.” and “Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business that we may be able to conduct in the PRC and accordingly on the results of our operations and financial condition.” set forth herein.
☐	We are a holding company with operations conducted through our wholly owned Samoan subsidiary. This structure presents unique risks as our investors may never directly hold equity interests in our Samoan subsidiary and will be dependent upon contributions from our subsidiary to finance our cash flow needs. Any limitation on the ability of our subsidiary to make payments to us could have a material adverse effect on our ability to conduct business. We do not anticipate paying dividends in the foreseeable future; you should not buy our stock if you expect dividends. Please see ”Risk Factors - Because our holding company structure creates restrictions on the payment of dividends, our ability to pay dividends is limited.

3

☐	In light of China’s extension of its authority into Hong Kong, the Chinese government can change Hong Kong’s rules and regulations at any time with little to no advance notice, and can intervene and influence our operations and business activities in Hong Kong. There is a risk that the Chinese government may intervene or influence our operations at any time, which could result in a material change in our operations and/or the value of our securities. Please see “Risk Factors - We face the risk that changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in the Hong Kong and China and the profitability of such business.” and “Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business that we may be able to conduct in Hong Kong and China and accordingly on the results of our operations and financial condition.” set forth herein.
☐	Governmental control of currency conversion may limit our ability to utilize our revenues effectively and affect the value of your investment.
☐	We may become subject to a variety of laws and regulations in the PRC regarding privacy, data security, cybersecurity, and data protection. We may be liable for improper use or appropriation of personal information provided by our customers. Please see “Risk Factors - The Chinese government exerts substantial influence over the manner in which we must conduct our business activities in Hong Kong and China. We are currently not required to obtain approval from Chinese authorities to list on U.S exchanges. However, to the extent that the Chinese government exerts more control over offerings conducted overseas and/or foreign investment in China-based issuers over time and if we establish PRC subsidiaries to conduct business in Hong Kong or the PRC and such PRC subsidiaries or the holding company were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on U.S. exchange and the value of our common stock may significantly decline or become worthless, which would materially affect the interest of the investors.” set forth herein.
☐	The recent joint statement by the SEC and PCAOB, and the HFCAA all call for additional and more stringent criteria to be applied to emerging market companies upon assessing the qualification of their auditors, especially the non-U.S. auditors who are not inspected by the PCAOB. Trading in our securities may be prohibited under the HFCAA if the PCAOB determines that it cannot inspect or investigate completely our auditor, and that as a result an exchange may determine to delist our securities. On June 22, 2021, the U.S. Senate passed the Accelerating Holding Foreign Companies Accountable Act which would reduce the number of consecutive non-inspection years required for triggering the prohibitions under the HFCAA from three years to two thus reducing the time before our securities may be prohibited from trading or being delisted. On December 2, 2021, the U.S. Securities and Exchange Commission adopted rules to implement the HFCAA. Pursuant to the HFCAA, the Public Company Accounting Oversight Board (PCAOB) issued its report notifying the Commission that it is unable to inspect or investigate completely accounting firms headquartered in mainland China or Hong Kong due to positions taken by authorities in mainland China and Hong Kong. Our auditor is not subject to the determinations announced by the PCAOB on December 16, 2021. Please see “Risk Factors - The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) to be permitted to inspect the issuer's public accounting firm within three years. This three-year period will be shortened to two years if the Accelerating Holding Foreign Companies Accountable Act is enacted. There are uncertainties under the PRC Securities Law relating to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. If the U.S. securities regulatory agencies are unable to conduct such investigations, they may suspend or de-register our registration with the SEC and delist our securities from applicable trading market within the US.” set forth herein.
☐	We are organized under the laws of the State of Nevada as a holding company that conducts its business through its Samoan subsidiary. This may have an adverse impact on the ability of U.S. investors to enforce a judgment obtained in U.S. Courts against these entities, bring actions in Samoa against us or our management or to effect service of process on the officers and directors managing the foreign subsidiary. Please see “Risk Factors - It may be difficult for stockholders to enforce any judgment obtained in the United States against us, which may limit the remedies otherwise available to our stockholders.” set forth herein.

4

References in this registration statement to the “Company,” “NLSC,” “we,” “us” and “our” refer Namliong SkyCosmos, Inc., a Nevada company and its subsidiary on a consolidated basis. Where reference to a specific entity is required, the name of such specific entity will be referenced.

Transfers of Cash to and from Our Subsidiaries

Namliong SkyCosmos, Inc. is a Nevada holding company with no operations of its own. We conduct our operations in Hong Kong primarily through our Samoan subsidiary. We also have administrative offices in Taiwan and China. We may rely on dividends to be paid by our Samoan subsidiary to fund our cash and financing requirements, including the funds necessary to pay dividends and other cash distributions to our shareholders, to service any debt we may incur and to pay our operating expenses. In order for us to pay dividends to our shareholders, we will rely on payments made from our Samoan subsidiary to Namliong SkyCosmos, Inc. To date, our subsidiary has not made any transfers, dividends or distributions to Namliong SkyCosmos, Inc. and Namliong SkyCosmos, Inc. has not made any transfers, dividends or distributions to our subsidiaries or to U.S. investors.

We do not intend to make dividends or distributions to investors of Namliong SkyCosmos, Inc. in the foreseeable future.

We currently intend to retain all available funds and future earnings, if any, for the operation and expansion of our business and do not anticipate declaring or paying any dividends in the foreseeable future. Any future determination related to our dividend policy will be made at the discretion of our board of directors after considering our financial condition, results of operations, capital requirements, contractual requirements, business prospects and other factors the board of directors deems relevant, and subject to the restrictions contained in any future financing instruments.

Namliong SkyCosmos, Inc. (Nevada corporation)

Subject to the Nevada Revised Statutes and our bylaws, our board of directors may authorize and declare a dividend to shareholders at such time and of such an amount as they think fit if they are satisfied, on reasonable grounds, that immediately following the dividend the value of our assets will exceed our liabilities and we will be able to pay our debts as they become due. There is no further Nevada statutory restriction on the amount of funds which may be distributed by us by dividend.  Accordingly, Namliong SkyCosmos, Inc. is permitted under the Nevada laws to provide funding to our subsidiary through loans or capital contributions without restrictions on the amount of the funds, subject to satisfaction of applicable government registration, approval and filing requirements.

Samoan Subsidiary

Our Samoan subsidiary is permitted under the laws of Samoa to provide funding to Namliong SkyCosmos, Inc. through dividend distribution without restrictions on the amount of the funds. If our Samoan subsidiary incurs debt on its own behalf in the future, the instruments governing the debt may restrict its ability to pay dividends or make other distributions to us. To date, our subsidiary has not made any transfers, dividends or distributions to Namliong SkyCosmos, Inc. and Namliong SkyCosmos, Inc. has not made any transfers, dividends or distributions to our subsidiary.

5

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Except for historical information, this report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve risks and uncertainties, including, among other things, statements regarding our business strategy, future revenues and anticipated costs and expenses. Such forward-looking statements include, among others, those statements including the words "expects," "anticipates," "intends," "believes" and similar language. Our actual results may differ significantly from those projected in the forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those discussed in the sections "Description of Business," "Risk Factors." You should carefully review the risks described in this Current Report on Form 8-K and in other documents we file from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report. We undertake no obligation to publicly release any revisions to the forward-looking statements or reflect events or circumstances after the date of this document.

Although we believe that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.

All references in this Form 8-K to the "Company," "we," "us" or "our" are to Namliong SkyCosmos, Inc.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On March 31, 2023, Namliong SkyCosmos, Inc. (the "Company"), entered into a Share Exchange Agreement with Continental Development Corporation, a Samoa company (“CDC”) that is controlled by Cheng Hsing HSU, our sole executive officer and director, to purchase 1,000,000 shares of common stock of Orient Express & Co., Ltd. ("OEC"), a SAMOA company, constituting all of the issued and outstanding ordinary shares of OEC, held by CDC. In consideration for such OEC shares, the Company agreed to issue to CDC two million shares of its common stock at a per share price of $0.50. Mr. HSU is the director and sole executive officer of CDC. The acquisition consummated on April 30, 2023, and as a result, OEC became a wholly owned subsidiary of the Company.

The foregoing description of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

6

CORPORATE HISTORY

ORIENT EXPRESS & CO., LTD (“OEC”) is a company registered in SAMOA. OEC was incorporated on April 21, 2009. The Company’s executive office is located at 77, Sec 2, Guanxin Rd, Guanmiao District., Tainan City 71825, Taiwan. In addition to the Taiwan administrative office, OEC currently has two offices in China and one office in Hong Kong.

Upon consummation of our acquisition of OEC, we became a supply chain system company with established business bases in Tainan, Taiwan, and Shanghai, China. Specifically, OEC assists customers in establishing its supply chain system. OEC focuses in providing assistance in the following business sectors: textile products; green building materials; machinery and equipment; generators; coal trading; and bioenergy and diesel.

OEC's business direction is to build "outdoor living solutions" for customers. In addition to the service of a single product, it can also help customers build a "from scratch" one-stop service, improve the all-round outdoor life for customers, and create an easy process of all in one. Through continuous integration and strict selection, we have integrated a number of high-quality and good partners to improve diversified services including construction machinery for construction, hand-held convenient tools, environment-friendly building materials, outdoor furniture, and even outdoor related products. It also covers sunshades, field exploration appliances, trailer lighting vehicles, roof bags, etc.

Business Overview

We were incorporated on April 21,2009 in Samoa and operate primarily in Hong Kong.  In addition, OEC has administrative offices in Taiwan and Shanghai, China.

Since its inception, the company has taken international trade as its main business direction, assisting customers to establish a complete supply chain system. The main business segments include: various textile products; green building materials; machinery and equipment; generators. In recent years, it has expanded to Coal trading; Bioenergy and Diesel, etc.

The company operates with the following trademarks :

7

The industries and business scopes operated by the company mainly include:

Sports & Leisure Apparel and Accessories Industry

The Company started with its textile business of functional textile ever since. This category includes the garments, gears, shoes and bags required for certain sports and leisure activities, such as sportswear, aerobic suits, cycling clothing, swimwear, yoga suits, sports shoes, casual shoes, fashionable bags with functions, etc.

Our supplier with strong R&D teams, we keep innovating and providing excellent materials for world-famous brands to ensure the product quality of the brands and to enhance the brand loyalty of the consumers. He specializes in manufacturing hockey equipment materials, sporting goods, medical materials, ready-made garments, hat materials, furniture and special textile materials, etc. Its R&D center emphasizes in the development of ecological and innovative materials and focuses on producing new products for the construction business group.

Our mission is the development and production of sports and medical protection products. With the best researchers and the newest technology, Tien Jiang has become a leading manufacturer of high-performance sports products. We satisfy our customers by providing high-quality products and delivering the products punctually.

Outdoor Activity Apparel and Accessories Industry

Clothing, equipment, gears, shoes and bags for outdoor activities, including mountain climbing, golf, skiing, sailing, river trekking, scuba diving and motorcycling, etc, are included in this category.

Due to the harsh environment or weather that the customers may encounter outdoors, products should be made with function-oriented materials or should be tailor-made with special textile materials with functional characteristics such as waterproof, breathable, antibacterial, antifungal, anti-UV, deodorant, thermostatic, wear-resistant, cut-resistant, highly elastic, etc. properties. The textile materials can be manufactured with fibers or additives with distinctive characteristics to make products that serve different functions, such as windproof, waterproof and extra water-repellent, light, breathable, flexibility, ductility, wear-resistant, cut-resistant, thermostatic and other functions while maintaining a soft and comfortable texture.

8

Outdoor Furniture -
Walkways, Decking, Benches, Siding and More

Mars Global Corp | Cero Wood

APOLLO GLOBAL CORPORATION

9

Home and Personal Protective Products Industry

Manufacture combining special fibers or additives with textile materials to make protective products to ensure the safety of human body for individuals and in the workplace.

This category includes the safety protection items required in certain workplace, for certain activities and for environmental safety protection, such as retardant design, isolation, bulletproof protection, motorcycle riding suit, cut-resistant protective series, outdoor sports clothing and protective gear, etc, . Meanwhile, in order to cater to different activities and environments, the products of this category must be cut-resistant, wear-resistant, windproof, warm, breathable, etc.

Regarding safety protection, WE provides all kinds of work safety protection for the military, police and fire departments with garments and equipment featuring bulletproof, explosion-proof and retardant properties. On the other hand, WE also provides work shoes and steel-toed shoes, catering different work environments, for the personnel with special duties. As for the safety protection and survival gears in extreme environments, we provide lifejackets and other life-saving items.

Green Energy Saving and Green Building & Material Industry

In 21st century, the new energy has been an important index of competitiveness of industry. When the campaign of energy saving and carbon reduction sweeps across the globe, We adheres to its core value of "respect lives and care for the environment", through making use of its advantage in manufacturing industry, adapting to the missions and goals of the green industry development of the company, and conforming to energy plan for the sustainable development of green energy industry proposed by government to be one of the major global suppliers in solar photovoltaic system industry. The company devotes itself to green energy and energy saving industry, the development of solar photovoltaic technology, green building and materials, etc.

Taiwan boasts superb international strategic status, ecological environment, and rich solar energy resources. We responds to the government call of promoting green energy and carbon deduction, and makes positive contribution to implement this mission as an industrial company so as to reduce the cost, improve the corporate brand image and move towards the goal of sustainable development.

OEC sets up a good example by sowing the earth-protecting seeds and making full use of solar energy resources, which not only exploits green new energy, but also creates numerous additional value and brand-new green business model.

Our main products are Green Building Materials. The products include DRESDEN GLASS, DRESDEN SHEET, CERO WOOD, and SPC FLOOR etc. "Respecting for life, caring for environment" is our core value, and we want to contribute to green materials. Using DRESDEN GLASS, DRESDEN SHEET can achieve good insulation effect and effectively reduce the effect of UV on indoor spaces. CERO WOOD is a 100% recyclable building material. It has higher weather resistance and solves problems such as cracking and warping of plastic wood. Realizing energy savings, reducing carbon, and protecting our forest environment!

10

Product List

Colors and specifications can be matched

CERO WOOD

Oriental Green Energy Technology Inc.
佳東綠能科技股份有限公司

Product List									20.02.07
photo	item	num	size(mm)	application	photo	item	num	size(mm)	application
	1	SKM-A1002530	25*30*2400	decorate beam		11	SKM-A1005015	15*50*2400	sapwood
	2	SKM-A1003030	30*30*2400	decorate beam		12	SKM-A2001580	15*80*2400	decorative wire board
	3	SKM-A1003040	30*40*2400	fixed beam material		13	SKM-A2002515	25*150*2400	wooden floor
	4	SKM-A1003060	30*60*2400	supportive beam material		14	SKM-A2003018	30*182*2400	wooden floor
	5	SKM-A1003090	30*90*2400	supportive beam material		15	SKM-A2004014	40*140*2400	supportive beam material, stairs
	6	SKM-A1004050	40*50*2400	supportive beam material		16	SKM-A2006580	65*80*2400	armrest
	7	SKM-A1001090	10*90*2400	decoration, lining boards		17	SKM-A2001845	18*450*2400	wide board
	8	SKM-A1001590	15*90*2400 15*81*2400	exterior, plate material		18	SKM-A2001860	18*600*2400	wide board
	9	SKM-A1001415	14*155*2400	exterior wall, house roofing sheet		19	SKM-A2001010	100*100*2400	structural square column
	10	SKM-A2001515	15*158*2400	panel material		20	SKM-A2001414	140*140*2400	structural square column

Explanation

1. Woodworking methods and tools are fully applicable, and can be sawed, planed, nailed, drilled, glued, painted, etc., easy to process or do it yourself.
2. The hardware must be made of stainless steel or non-rusting materials.
3. Fix the product with screws. If the screw cannot be locked directly, guide the hole first, then lock it or fix it with a clip, and then lock it.
4. The distance between the drilled hole or nail hole from the boundary must be more than 1.5 cm.

Mars Global Corp | Cero Wood

APOLLO GLOBAL CORPORATION

11

Construction Machinery & Tools

12

13

Generator

LPG/NG Generator Set Quotation

MODEL	PD15REG-DB	PD18REG-DB	PD20REG-DB
OUTPUT			
RATED POWER（LPG）	15KW [18.7KVA]	18KW [22.5KVA]	20KW [25KVA]
RATED POWER（NG）	14KW [17.5KVA]	17KW [21.2KVA]	18KW [22.5KVA]
RATED VOLT (V)	120/240 [120/208]	120/240 [120/208]	120/240 [120/208]
PHASE	SINGLE [THREE]	SINGLE [THREE]	SINGLE [THREE]
Engine/Alternator RPM（rpm）	3600	3600	3600
POWER FACTOR	1.0 [0.8]	1.0 [0.8]	1.0 [0.8]
FREQUENCY (HZ)	60	60	60
ENGINE			
ENGINE WARRANTY (YEAR)	1	1	1
ENGINE PART #	465QR	465QR	465QR
VOLUME (cc)	998	998	998
COMPRESSION RATIO	9.5:1	9.5:1	9.5:1
IGNITION SYSTEM	ECM IGNITION	ECM IGNITION	ECM IGNITION
ELECTRIC START	YES	YES	YES
FUEL TYPE	LPG/NG	LPG/NG	LPG/NG
BORE&STROKE(mm×mm)	L4-65.5×74	L4-65.5×74	L4-65.5×74
ASPIRATION TYPE	NATURAL ASPIRATION	NATURAL ASPIRATION	NATURAL ASPIRATION
OIL CAPACITY(L)	4.0	4.0	4.0
ROTARY OIL FILTER	YES	YES	YES
SLEEVE	CAST IRON	CAST IRON	CAST IRON
CHARGING METHOD	CHARGER 12V/3A	CHARGER 12V/3A	CHARGER 12V/3A
RECOMMEND BATTERY	18AH-45AH	18AH-45AH	18AH-45AH
COOLING SYSTEM	LIQUID COOLED	LIQUID COOLED	LIQUID COOLED
LOW OIL PRESSURE SHUTDOWN	YES	YES	YES
ALTERNATOR			
VOLT.REG.SYSTEM	AVR	AVR	AVR
TYPE	BRUSH	BRUSH	BRUSH
POLE	2	2	2
THD @FULL LOAD	≤ 5%	≤ 5%	≤ 5%
INSULATION	F	F	F
STATOR WINDING MATERIAL	COPPER	COPPER	COPPER
ROTOR WINDING MATERIAL	COPPER	COPPER	COPPER
CONNECTION METHOD	DIRECT COUPLING（FLANGE CONNECTED）	DIRECT COUPLING（FLANGE CONNECTED）	DIRECT COUPLING（FLANGE CONNECTED）
CONTROLLER			
LOCATION	INSIDE，UPPER ALTERNATOR	INSIDE，UPPER ALTERNATOR	INSIDE，UPPER ALTERNATOR
MANUFATURER/PART#	SMARTGEN/HSC940	SMARTGEN/HSC940	SMARTGEN/HSC940
AUTO/MANUAL/SHUT DOWN	YES	YES	YES

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Solar Energy

The global current solar photovoltaic promotion policy prioritizes the promotion of land diversification, combining the existing land use with solar photovoltaic installations. Among them, "fishery and electricity symbiosis" focuses on farming, supplemented by photovoltaics. The purpose is to combine aquaculture fishery with green energy power generation. economic model.

The power system needs to invest in changes to make global energy sustainable and mitigate climate change. In the next ten years, countries and regions are bound to take actions to promote investment in renewable energy and accelerate the utilization of renewable energy in the power system. The market for fixed energy storage opportunities have arisen as a result.

At the same time, low-carbon energy transformation has become the direction of global energy development. With the increase in the installation and penetration rate of renewable energy, the risk of intermittent renewable energy (such as photovoltaics and wind power) on the power grid has increased. Energy storage technology has become one of the possible solutions to the negative impact caused by the grid connection of a large number of renewable energy sources.

Consulting Service

We provide consulting services to other developers and operators of other companies related to the planning, marketing and operating of solution. We also assist the operator clients to promote their products through marketing channels, help to build customer relationships and increase brand loyalty and awareness.

We help clients to develop marketing plan and packaging procedure. We also help clients evaluate their business performance to effectively control their manpower and costs. Instead of paying on a percentage of the total transaction, our clients pay a non-fixed fee for our service provided.

We introduce clients to the internet platform and assist them with broadcasting their business to the platform. We use our experience and technology on the network platform to help our clients expand their customer base.

Our service includes following categories:

1.	Marketing
	1)	Planning and Promotion: We assist the operator clients to promote their products through marketing channels, help to build customer relationships and increase brand loyalty and awareness;
	2)	We help clients to develop marketing plan and packaging procedure. We also help clients evaluate their business performance to effectively control their manpower and costs. Instead of paying on certain percentages of the total transaction values, our clients pay a non-fixed fee for our service.
2.	Internet platform: We introduce clients to the internet platform and assist them with promoting their business on the platform. We use our experience and technology on the network platform to help our clients expand their customer base.
3.	Industry-University cooperation and joint research: Using customer feedback and industry data, we analyze possible future products and participate in professional technology and marina operations transfer;

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Competitive Strengths

We believe we have the following competitive strengths.

Advanced R&D and Design Capabilities. Our operating subsidiary have currently been granted several patents, including  invention patents, utility model patents, and design patents. The core team of our R&D department currently consists of three professionals who are in charge of product design, mechanical engineering, and shipbuilding engineering, respectively.

Strict Quality Control. Our operating subsidiary pays great attention to the control of yacht quality and has established a comprehensive quality management system to strictly manage the purchase of raw materials and the production processes.

High Brand Recognition in the Industry and Commitment to Differentiated Services. In addition to affiliations with the Orient brand, our operating subsidiary has registered a series of trademarks and created the independent brand of “Orient Express” through years of hard work in the field of recreational boating industry. Our operating subsidiary provides our customers with individual design solutions and our diverse manufacturing technologies enables us to produce specialized and customized recreational boars according to their project needs.

High-Quality After-sales Maintenance and Market Development. Our operating subsidiary has assigned dedicated personnel to be responsible for maintaining after-sales services in different regional markets.

Experienced Management Team: Our management team members have many years of experiences in yacht and marina industry and their experiences allow us to grow our business more efficiently and swiftly.

Strong Relationship with Customers :

INTELLECTUAL PROPERTY AND PATENTS

We rely on, trade secrets, copyrights, know-how, trademarks, license agreements and contractual provisions to establish our intellectual property rights and protect the “Oriental Express” brand. These legal means, however, afford only limited protection and may not adequately protect our rights. Litigation may be necessary in the future to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of the proprietary rights of others. Litigation could result in substantial costs and diversion of resources and management attention. Any unauthorized disclosure or use of our intellectual property could increase our costs and harm our operating results.

The laws of the Taiwan, Hong Kong and PRC may not protect our brand and intellectual property to the same extent as U.S. laws, if at all. We may be unable to fully protect our intellectual property rights in our country. Further, companies in the internet, social media technology and other industries may own large numbers of patents, copyrights and trademarks and may frequently request license agreements, threaten litigation or file suit against us based on allegations of infringement or other violations of their intellectual property rights.

We intend to seek the widest possible protection for significant product and process developments in our major markets through a combination of trade secrets, trademarks, copyrights and patents, if applicable. We anticipate that the form of protection will vary depending upon the level of protection afforded by the particular jurisdiction. We expect that our revenue will be derived principally from our operations in the PRC and Hong Kong where intellectual property protection may be more limited and difficult to enforce. In such instances, we may seek protection of our intellectual property through measures taken to increase the confidentiality of our findings.

We intend to register trademarks as a means of protecting the brand names of our companies and products. We intend to protect our trademarks against infringement and also seek protection of registered design and product patents.

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We rely on trade secrets and unpatentable know-how that we seek to protect, in part, by confidentiality agreements. We expect that, where applicable, we will require our employees to execute confidentiality agreements upon the commencement of employment with us. We expect these agreements to provide that all confidential information developed or made known to the individual during the course of the individual’s relationship with us is to be kept confidential and not disclosed to third parties except in specific limited circumstances. The agreements will also provide that all inventions conceived by the individual while rendering services to us shall be assigned to us as the exclusive property of the Company. There can be no assurance, however, that all persons who we desire to sign such agreements will sign, or if they do, that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets or unpatentable know-how will not otherwise become known or be independently developed by competitors.

COMPETITION

We rely on, trade secrets, copyrights, know-how, trademarks, license agreements and contractual provisions to establish our intellectual property rights and protect the “Orient Express” brand. These legal means, however, afford only limited protection and may not adequately protect our rights. Litigation may be necessary in the future to enforce our intellectual property rights, protect our trade secrets or determine the validity and scope of the proprietary rights of others. Litigation could result in substantial costs and diversion of resources and management attention. Any unauthorized disclosure or use of our intellectual property could increase our costs and harm our operating results.

The laws of the Taiwan, Hong Kong and the PRC may not protect our brand and intellectual property to the same extent as U.S. laws, if at all. We may be unable to fully protect our intellectual property rights in our country. Further, companies in the internet, social media technology and other industries may own large numbers of patents, copyrights and trademarks and may frequently request license agreements, threaten litigation or file suit against us based on allegations of infringement or other violations of their intellectual property rights.

We intend to register trademarks as a means of protecting the brand names of our companies and products. We intend to protect our trademarks against infringement and also seek protection of registered design and product patents.

We rely on trade secrets and unpatentable know-how that we seek to protect, in part, by confidentiality agreements. We expect that, where applicable, we will require our employees to execute confidentiality agreements upon the commencement of employment with us. We expect these agreements to provide that all confidential information developed or made known to the individual during the course of the individual’s relationship with us is to be kept confidential and not disclosed to third parties except in specific limited circumstances. The agreements will also provide that all inventions conceived by the individual while rendering services to us shall be assigned to us as the exclusive property of the Company. There can be no assurance, however, that all persons who we desire to sign such agreements will sign, or if they do, that these agreements will not be breached, that we would have adequate remedies for any breach, or that our trade secrets or unpatentable know-how will not otherwise become known or be independently developed by competitors.

EMPLOYEES

We are currently operating with 1 full time employee who is also our sole executive director and director, 10 full time contractors and 2 consultants. Our sole executive officer and director is located in Taiwan.

We have the following fulltime contractors located in Taiwan as set forth below:

Executive officers	2
Operational Management	2
Business Development	0
Total	4

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We have the following fulltime contractors located in Hong Kong as set forth below:

Executive officers	0
Operational Management	1
Business Development	0
Total	1

We have the following fulltime contractors located in China as set forth below:

Executive officers	0
Operational Management	2
Business Development	2
Total	4

None of our contractors in Taiwan, Hong Kong and the PRC are members of a trade union. We believe that we maintain good relationships with our contractors and have not experienced any strikes or shutdowns and have not been involved in any labor disputes.

According to the Social Insurance Law of the People’s Republic of China, we are required to make contributions to a pension fund, basic medical insurance, work injury insurance, unemployment insurance and maternity insurance for all of our eligible employees in the PRC. We are required to contribute a specified percentage of the participants’ relevant income based on their wage level. The total contributions were $21,176 and $ 14, 683 for the years ended December 31, 2022, and 2021, respectively.

Moreover, according to the Regulations on Management of Housing Provident Fund, we are required to make a contribution to the housing provident fund for all of our eligible employees in the PRC based on a certain percentage of their relevant income.

GOVERNMENT AND INDUSTRY REGULATIONS

Taiwan

OEC’s activities in Taiwan are subject to the laws and regulations of Taiwan governing businesses in general, including labor, occupational safety and health, contracts, tort and intellectual property. OEC may also become subject to foreign exchange regulations might limit our ability to convert foreign currency into Renminbi, acquire PRC companies, or make dividend payments to NLSC.

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Personal Data Protection Laws in Taiwan

Under the Taiwan Personal Data Protection Act (“PDPA”), each individual or governmental or non-governmental agencies, including our affiliate in Taiwan, should be subject to certain requirements and restrictions for collecting, processing or using personal data. The definition of “personal data” is extended to cover a broad scope, including name, birthday, ID, special features, fingerprints, marriage status, family, education, occupation, medical records, medical history, genetic information, sex history, health examination report, criminal records, contact information, financial status, social activities, and any other data which is sufficient to directly or indirectly identify a specific person. Due to the nature of the use of medical devices, our operation and the operation of our partners might collect, process, or use the data pertaining to a person's medical records and healthcare, genetics (collectively, sensitive data), which is subject to stricter scrutiny. Generally, we can only obtain such sensitive data when the person consents in writing or electronically. Furthermore, in September 2021, the TFDA published the draft bill of Regulations Governing Security Measures of the Personal Information File for the Business of Wholesale of Medical Devices and Retail Sale of Medical Apparatus authorized under the PDPA, which requires the medical devices wholesalers and retailers to adopt necessary data security/protection measures, and establish prevention and reporting mechanisms in relation to any data breach. The draft bill also empowers the TFDA to conduct regular inspections and audits. If we fail to comply with the PDPA, we may be subject to serious punishment for civil claims, criminal offenses and administrative liabilities: the ceiling of the aggregate compensation amount for damages payable in a single case will be up to NT$200,000,000 or the actual value of loss arising from our violation provided the amount of actual value of such loss is higher than NT$200,000,000; the defendant may be subject to an imprisonment of up to five years; and the penalty for administrative liabilities will be up to NT$500,000 for each violation, and may be imposed consecutively if such violation continues.

Hong Kong

OEC’s operations in Hong Kong are subject to the laws and regulations of Hong Kong governing businesses concerning, in particular labor, occupational safety and health, contracts, tort and intellectual property. Furthermore, we need to comply with the rules and regulations of Hong Kong governing the data usage and regular terms of service applicable to our potential customers or clients. As the information of our potential customers or clients is preserved in Hong Kong, we need to comply with the Hong Kong Personal Data (Privacy) Ordinance.

China

OEC’s activities in China are subject to the laws and regulations of China governing businesses in general, including labor, occupational safety and health, contracts, tort and intellectual property. OEC may also become subject to foreign exchange regulations might limit our ability to convert foreign currency into Renminbi, acquire PRC companies, or make dividend payments to NLSC.

PRC Regulations on Tax

Enterprise Income Tax

The EIT Law was promulgated by the Standing Committee of the National People’s Congress on March 16, 2007 and became effective on January 1, 2008, and was later amended on February 24, 2017. The Implementation Rules of the EIT Law (the “Implementation Rules”) were promulgated by the State Council on December 6, 2007 and became effective on January 1, 2008. According to the EIT Law and the Implementation Rules, enterprises are divided into resident enterprises and non-resident enterprises. Resident enterprises shall pay enterprise income tax on their incomes obtained in and outside the PRC at the rate of 25%. Non-resident enterprises setting up institutions in the PRC shall pay enterprise income tax on the incomes obtained by such institutions in and outside the PRC at the rate of 25%. Non-resident enterprises with no institutions in the PRC, and non-resident enterprises whose incomes having no substantial connection with their institutions in the PRC, shall pay enterprise income tax on their incomes obtained in the PRC at a reduced rate of 10%.

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The Arrangement between the PRC and Hong Kong Special Administrative Region for the Avoidance of Double Taxation the Prevention of Fiscal Evasion with respect to Taxes on Income (the “Arrangement”) was promulgated by the State Administration of Taxation (“SAT”) on August 21, 2006 and came into effect on December 8, 2006. According to the Arrangement, a company incorporated in Hong Kong will be subject to withholding tax at the lower rate of 5% on dividends it receives from a company incorporated in the PRC if it holds a 25% interest or more in the PRC company. The Notice on the Understanding and Identification of the Beneficial Owners in the Tax Treaty (the “Notice”) was promulgated by SAT and became effective on October 27, 2009. According to the Notice, a beneficial ownership analysis will be used based on a substance-over-form principle to determine whether or not to grant tax treaty benefits.

In April 2009, the Ministry of Finance, or MOF, and SAT jointly issued the Notice on Issues Concerning Process of Enterprise Income Tax in Enterprise Restructuring Business, or Circular 59. In December 2009, SAT issued the Notice on Strengthening Administration of Enterprise Income Tax for Share Transfers by Non-PRC Resident Enterprises, or Circular 698. Both Circular 59 and Circular 698 became effective retroactively as of January 2008. In February 2011, SAT issued the Notice on Several Issues Regarding the Income Tax of Non-PRC Resident Enterprises, or SAT Circular 24, effective April 2011. By promulgating and implementing these circulars, the PRC tax authorities have enhanced their scrutiny over the direct or indirect transfer of equity interests in a PRC resident enterprise by a non-resident enterprise.

Under Circular 698, where a non-resident enterprise conducts an “indirect transfer” by transferring the equity interests of a PRC “resident enterprise” indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise, being the transferor, may be subject to PRC enterprise income tax, if the indirect transfer is considered to be an abusive use of company structure without reasonable commercial purposes. As a result, gains derived from such indirect transfer may be subject to PRC tax at a rate of up to 10%. Circular 698 also provides that, where a non-PRC resident enterprise transfers its equity interests in a PRC resident enterprise to its related parties at a price lower than the fair market value, the relevant tax authority has the power to make a reasonable adjustment to the taxable income of the transaction.

In February 2015, the SAT issued Circular 7 to replace the rules relating to indirect transfers in Circular 698. Circular 7 has introduced a new tax regime that is significantly different from that under Circular 698. Circular 7 extends its tax jurisdiction to not only indirect transfers set forth under Circular 698 but also transactions involving transfer of other taxable assets, through the offshore transfer of a foreign intermediate holding company. In addition, Circular 7 provides clearer criteria than Circular 698 on how to assess reasonable commercial purposes and has introduced safe harbors for internal group restructurings and the purchase and sale of equity through a public securities market. Circular 7 also brings challenges to both the foreign transferor and transferee (or other person who is obligated to pay for the transfer) of the taxable assets. Where a non-resident enterprise conducts an “indirect transfer” by transferring the taxable assets indirectly by disposing of the equity interests of an overseas holding company, the non-resident enterprise being the transferor, or the transferee, or the PRC entity which directly owned the taxable assets may report to the relevant tax authority such indirect transfer. Using a “substance over form” principle, the PRC tax authority may disregard the existence of the overseas holding company if it lacks a reasonable commercial purpose and was established for the purpose of reducing, avoiding or deferring PRC tax. As a result, gains derived from such indirect transfer may be subject to PRC enterprise income tax, and the transferee or other person who is obligated to pay for the transfer is obligated to withhold the applicable taxes, currently at a rate of 10% for the transfer of equity interests in a PRC resident enterprise.

On October 17, 2017, the SAT issued a Notice Concerning Withholding Income Tax of Non-Resident Enterprise, or SAT Notice No. 37, which abolishes Circular 698 and certain provisions of Circular 7. SAT Notice No. 37 reduces the burden of the withholding obligator, such as revocation of contract filing requirements and tax liquidation procedures, strengthens the cooperation of tax authorities in different places, and clarifies the calculation of tax payable and mechanism of foreign exchange.

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Value-added Tax

Pursuant to the Provisional Regulations on Value-added Tax of the PRC, or the VAT Regulations, which were promulgated by the State Council on December 13, 1993, took effect on January 1, 1994, and were amended on November 10, 2008, February 6, 2016, and November 19, 2017, respectively, and the Rules for the Implementation of the Provisional Regulations on Value-added Tax of the PRC, which were promulgated by the MOF on December 25, 1993, and were amended on December 15, 2008, and October 28, 2011, respectively, entities and individuals that sell goods or labor services of processing, repair or replacement, sell services, intangible assets, or immovables, or import goods within the territory of the People’s Republic of China are taxpayers of value-added tax. The VAT rate is 17% for taxpayers selling goods, labor services, or tangible movable property leasing services or importing goods, except otherwise specified; 11% for taxpayers selling services of transportation, postal, basic telecommunications, construction and lease of immovable, selling immovable, transferring land use rights, selling and importing other specified goods including fertilizers; 6% for taxpayers selling services or intangible assets.

According to the Notice on the Adjustment to the Value-added Tax Rates issued by the SAT and the MOF on April 4, 2018, where taxpayers make VAT taxable sales or import goods, the applicable tax rates shall be adjusted from 17% to 16% and from 11% to 10%, respectively. Subsequently, the Notice on Policies for Deepening Reform of Value-added Tax was issued by the SAT, the MOF and the General Administration of Customs on March 30, 2019 and took effective on April 1, 2019, which further adjusted the applicable tax rate for taxpayers making VAT taxable sales or importing goods. The applicable tax rates shall be adjusted from 16% to 13% and from 10% to 9%, respectively.

Dividend Withholding Tax

The EIT Law provides that since January 1, 2008, an income tax rate of 10% will normally be applicable to dividends declared to non-PRC resident investors that do not have an establishment or place of business in the PRC, or that have such establishment or place of business but the relevant income is not effectively connected with the establishment or place of business, to the extent such dividends are derived from sources within the PRC.

PRC Laws and Regulations on Employment and Social Welfare

Labor Law of the PRC

Pursuant to the Labor Law of the PRC, which was promulgated by the Standing Committee of the NPC on July 5, 1994 with an effective date of January 1, 1995 and was last amended on August 27, 2009 and the Labor Contract Law of the PRC, which was promulgated on June 29, 2007, became effective on January 1, 2008 and was last amended on December 28, 2012, with the amendments coming into effect on July 1, 2013, enterprises and institutions shall ensure the safety and hygiene of a workplace, strictly comply with applicable rules and standards on workplace safety and hygiene in China, and educate employees on such rules and standards. Furthermore, employers and employees shall enter into written employment contracts to establish their employment relationships. Employers are required to inform their employees about their job responsibilities, working conditions, occupational hazards, remuneration and other matters with which the employees may be concerned. Employers shall pay remuneration to employees on time and in full accordance with the commitments set forth in their employment contracts and with the relevant PRC laws and regulations. Our Samoan subsidiary currently does not comply with PRC laws and regulations, but complies with Hong Kong laws and regulations.

Social Insurance and Housing Fund

Pursuant to the Social Insurance Law of the PRC, which was promulgated by the Standing Committee of the NPC on October 28, 2010 and became effective on July 1, 2011, employers in the PRC shall provide their employees with welfare schemes covering basic pension insurance, basic medical insurance, unemployment insurance, maternity insurance, and occupational injury insurance. Our Hong Kong subsidiary has not deposited the social insurance fees in full for all the employees in compliance with the relevant regulations. We may be ordered by the social security premium collection agency to make or supplement contributions within a stipulated period, and shall be subject to a late payment fine computed from the due date at the rate of 0.05% per day; where payment is not made within the stipulated period, the relevant administrative authorities shall impose a fine ranging from one to three times the amount of the amount in arrears. We entrust another company (YK&E) controlled by Cheng-Hsing, HSU to deposited employees’ public funds and social insurance on their behalf.

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In accordance with the Regulations on Management of Housing Provident Fund, which were promulgated by the State Council on April 3, 1999 and last amended on March 24, 2002, employers must register at the designated administrative centers and open bank accounts for depositing employees’ housing funds. Employers and employees are also required to pay and deposit housing funds, with an amount no less than 5% of the monthly average salary of the employee in the preceding year in full and on time. OEC has not registered at the designated administrative centers nor opened bank accounts for depositing employees’ housing funds. It also has not deposited employees’ housing funds. OEC may be ordered by the housing provident fund management center to complete the registration formalities, open bank accounts, make the payment and deposit within a prescribed time limit if it becomes subject to PRC laws. Failing to register or open bank accounts at the expiration of the time limit could result in fines of not less than RMB10,000 nor more than RMB50,000. And an application may be made to a people’s court for compulsory enforcement if payment and deposit has not been made after the expiration of the time limit.

PRC Regulations Relating to Foreign Exchange

General Administration of Foreign Exchange

The principal regulation governing foreign currency exchange in the PRC is the Administrative Regulations of the PRC on Foreign Exchange (the “Foreign Exchange Regulations”), which were promulgated on January 29, 1996, became effective on April 1, 1996 and were last amended on August 5, 2008. Under these rules, RMB is generally freely convertible for payments of current account items, such as trade- and service-related foreign exchange transactions and dividend payments, but not freely convertible for capital account items, such as capital transfer, direct investment, investment in securities, derivative products or loans unless prior approval by competent authorities for the administration of foreign exchange is obtained. Under the Foreign Exchange Regulations, foreign-invested enterprises in the PRC may purchase foreign exchange without the approval of SAFE to pay dividends by providing certain evidentiary documents, including board resolutions, tax certificates, or for trade and services related foreign exchange transactions, by providing commercial documents evidencing such transactions.

Circular No. 37 and Circular No. 13

Circular 37 was released by SAFE on July 4, 2014 and abolished Circular 75 which had been in effect since November 1, 2005. Pursuant to Circular 37, a PRC resident should apply to SAFE for foreign exchange registration of overseas investments before it makes any capital contribution to a special purpose vehicle, or SPV, using his or her legitimate domestic or offshore assets or interests. SPVs are offshore enterprises directly established or indirectly controlled by domestic residents for the purpose of investment and financing by utilizing domestic or offshore assets or interests they legally hold. Following any significant change in a registered offshore SPV, such as capital increase, reduction, equity transfer or swap, consolidation or division involving domestic resident individuals, the domestic individuals shall amend the registration with SAFE. Where an SPV intends to repatriate funds raised after completion of offshore financing to the PRC, it shall comply with relevant PRC regulations on foreign investment and foreign debt management. A foreign-invested enterprise established through return investment shall complete relevant foreign exchange registration formalities in accordance with the prevailing foreign exchange administration regulations on foreign direct investment and truthfully disclose information on the actual controller of its shareholders.

If any shareholder who is a PRC resident (as determined by the Circular No. 37) holds any interest in an offshore SPV and fails to fulfil the required foreign exchange registration with the local SAFE branches, the PRC subsidiaries of that offshore SPV may be prohibited from distributing their profits and dividends to their offshore parent company or from carrying out other subsequent cross-border foreign exchange activities. The offshore SPV may also be restricted in its ability to contribute additional capital to its PRC subsidiaries. Where a domestic resident fails to complete relevant foreign exchange registration as required, fails to truthfully disclose information on the actual controller of the enterprise involved in the return investment or otherwise makes false statements, the foreign exchange control authority may order them to take remedial actions, issue a warning, and impose a fine of less than RMB 300,000 on an institution or less than RMB 50,000 on an individual.

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Circular 13 was issued by SAFE on February 13, 2015, and became effective on June 1, 2015. Pursuant to Circular 13, a domestic resident who makes a capital contribution to an SPV using his or her legitimate domestic or offshore assets or interests is no longer required to apply to SAFE for foreign exchange registration of his or her overseas investments. Instead, he or she shall register with a bank in the place where the assets or interests of the domestic enterprise in which he or she has interests are located if the domestic resident individually seeks to make a capital contribution to the SPV using his or her legitimate domestic assets or interests; or he or she shall register with a local bank at his or her permanent residence if the domestic resident individually seeks to make a capital contribution to the SPV using his or her legitimate offshore assets or interests.

We cannot assure that our PRC beneficial shareholders have completed registrations in accordance with Circular 37.

Circular 19 and Circular 16

Circular 19 was promulgated by SAFE on March 30, 2015, and became effective on June 1, 2015. According to Circular 19, the foreign exchange capital in the capital account of foreign-invested enterprises, meaning the monetary contribution confirmed by the foreign exchange authorities or the monetary contribution registered for account entry through banks, shall be granted the benefits of Discretional Foreign Exchange Settlement (“Discretional Foreign Exchange Settlement”). With Discretional Foreign Exchange Settlement, foreign capital in the capital account of a foreign-invested enterprise for which the rights and interests of monetary contribution have been confirmed by the local foreign exchange bureau, or for which book-entry registration of monetary contribution has been completed by the bank, can be settled at the bank based on the actual operational needs of the foreign-invested enterprise. The allowed Discretional Foreign Exchange Settlement percentage of the foreign capital of a foreign-invested enterprise has been temporarily set to be 100%. The Renminbi converted from the foreign capital will be kept in a designated account and if a foreign-invested enterprise needs to make any further payment from such account, it will still need to provide supporting documents and to complete the review process with its bank.

Furthermore, Circular 19 stipulates that foreign-invested enterprises shall make bona fide use of their capital for their own needs within their business scopes. The capital of a foreign-invested enterprise and the Renminbi it obtained from foreign exchange settlement shall not be used for the following purposes:

•	directly or indirectly used for expenses beyond its business scope or prohibited by relevant laws or regulations;
•	directly or indirectly used for investment in securities unless otherwise provided by relevant laws or regulations;
•	directly or indirectly used for entrusted loan in Renminbi (unless within its permitted scope of business), repayment of inter-company loans (including advances by a third party) or repayment of bank loans in Renminbi that have been sub-lent to a third party; or
•	directly or indirectly used for expenses related to the purchase of real estate that is not for self-use (except for foreign-invested real estate enterprises).

Circular 16 was issued by SAFE on June 9, 2016. Pursuant to Circular 16, enterprises registered in the PRC may also convert their foreign debts from foreign currency to RMB on a self-discretionary basis. Circular 16 provides an integrated standard for conversion of foreign exchange capital items (including but not limited to foreign currency capital and foreign debts) on a self-discretionary basis applicable to all enterprises registered in the PRC. Circular 16 reiterates the principle that an enterprise’s Renminbi capital converted from foreign currency-denominated capital may not be directly or indirectly used for purposes beyond its business scope or purposes prohibited by PRC laws or regulations, and such converted Renminbi capital shall not be provided as loans to non-affiliated entities.

PRC subsidiaries' distributions to their offshore parents are required to comply with the requirements as described above.

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PRC Share Option Rules

Under the Administration Measures on Individual Foreign Exchange Control issued by the PBOC on December 25, 2006, all foreign exchange matters involved in employee share ownership plans and share option plans in which PRC citizens participate require approval from SAFE or its authorized branch. Pursuant to SAFE Circular 37, PRC residents who participate in share incentive plans in overseas non-publicly-listed companies may submit applications to SAFE or its local branches for the foreign exchange registration with respect to offshore special purpose companies. In addition, under the Notices on Issues concerning the Foreign Exchange Administration for Domestic Individuals Participating in Share Incentive Plans of Overseas Publicly-Listed Companies, or the Share Option Rules, issued by SAFE on February 15, 2012, PRC residents who are granted shares or share options by companies listed on overseas stock exchanges under share incentive plans are required to (i) register with SAFE or its local branches, (ii) retain a qualified PRC agent, which may be a PRC subsidiary of the overseas listed company or another qualified institution selected by the PRC subsidiary, to conduct the SAFE registration and other procedures with respect to the share incentive plans on behalf of the participants, and (iii) retain an overseas institution to handle matters in connection with their exercise of share options, purchase and sale of shares or interests and funds transfers.

PRC Regulation of Dividend Distributions

The principal laws, rules and regulations governing dividend distributions by foreign-invested enterprises in the PRC are the Company Law of the PRC, as amended, the Wholly Foreign-owned Enterprise Law and its implementation regulations, the Chinese-foreign Cooperative Joint Venture Law and its implementation regulations, and the Chinese-foreign Equity Joint Venture Law and its implementation regulations. Under these laws, rules and regulations, foreign-invested enterprises may pay dividends only out of their accumulated profit, if any, as determined in accordance with PRC accounting standards and regulations. Both PRC domestic companies and wholly-foreign owned PRC enterprises are required to set aside a general reserve of at least 10% of their after-tax profit, until the cumulative amount of such reserve reaches 50% of their registered capital. A PRC company is not permitted to distribute any profits until any losses from prior fiscal years have been offset. Profits retained from prior fiscal years may be distributed together with distributable profits from the current fiscal year.

INSURANCE.

We maintain certain insurance in accordance customary industry practices in Hong Kong. Insurance will be bought on individual pieces that are valued at US$ 2 million and above, based on the valuation provided by our 3rd party appraisers.

CORPORATE INFORMATION

Our corporate and executive office is located at 77, Sec 2, Guanxin Rd, Guanmiao District., Tainan City 71825, Taiwan, telephone number +886-6-5950559. In addition to the Taiwan administrative office, OEC currently has 2 offices located in China and 1 office in Hong Kong.

NEAR-TERM REQUIREMENTS FOR ADDITIONAL CAPITAL

We believe that we will require approximately $ 800,000 over the next 18 months to implement our business plan. For the immediate future, we intend to finance our business expansion efforts through loans and investments from existing shareholders, financial institutions and investors.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully the following information about these risks, together with the other information contained in this prospectus before making an investment decision. Our business, prospects, financial condition, and results of operations may be materially and adversely affected as a result of any of the following risks. The value of our securities could decline as a result of any of these risks. You could lose all or part of your investment in our securities. Some of the statements in “Risk Factors” are forward looking statements.

Risks Related to Doing Business in Taiwan, Hong Kong and China

We face the risk that the policies of China towards Taiwan could have a significant impact on our business in Taiwan.

Taiwan’s economy is highly dependent upon the demand from China and Hong Kong. Taiwan is facing increasingly tense geopolitical relationships with China. If tensions between the two nations increase, China may implement policies and actions including economic sanctions and possible military action against Taiwan. These policies and actions may materially and adversely affect our ability to conduct business in Taiwan and or the economy of Taiwan which may in turn adversely affect our results of operation and financial condition of our business.

We face the risk that changes in the policies of the PRC government could have a significant impact upon the business we may be able to conduct in Taiwan, Hong Kong and the PRC and the profitability of such business.

We have conducted and expect to continue to conduct our operations and generate revenue in Taiwan, Hong Kong, S.A.R. and China Accordingly, economic, political and legal developments in the PRC will significantly affect our business, financial condition, results of operations and prospects. Policies of the PRC government can have significant effects on economic and geopolitical conditions in Hong Kong and Taiwan. While we believe that the PRC will continue to strengthen its economic and trading relationships with foreign countries and that business development in the PRC will continue to follow market forces, we cannot assure you that this will be the case. Further, we cannot assure you that tensions between the PRC government and Taiwan will alleviate. Our interests may be adversely affected by changes in policies by the PRC government, including:

☐	changes in laws, regulations or their interpretation especially with respect to Hong Kong and Taiwan;
☐	confiscatory taxation;
☐	restrictions on currency conversion, imports or sources of supplies, or ability to continue as a for-profit enterprise;
☐	expropriation or nationalization of private enterprises;
☐	Military action against Taiwan; and
☐	the allocation of resources.

Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business that we may be able to conduct in Taiwan Hong Kong and accordingly on the results of our operations and financial condition.

Our business operations may be adversely affected by the current and future political environment in the PRC. The Chinese government exerts substantial influence and control over the manner in which we must conduct our business activities. Our ability to operate in Hong Kong may be adversely affected by changes in Chinese laws and regulations. Under the current government leadership, the government of the PRC has been pursuing reform policies which have adversely affected China-based operating companies whose securities are listed in the United States, with significant policies changes being made from time to time without notice. These policies may be extended to apply to companies that operate in Hong Kong.

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There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing our business, or the enforcement and performance of our contractual arrangements with borrowers in the event of the imposition of statutory liens, death, bankruptcy or criminal proceedings. Only after 1979 did the Chinese government begin to promulgate a comprehensive system of laws that regulate economic affairs in general, deal with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade, as well as encourage foreign investment in China. Although the influence of the law has been increasing, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. Also, because these laws and regulations are relatively new, and because of the limited volume of published cases and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. In addition, there have been constant changes and amendments of laws and regulations over the past 30 years in order to keep up with the rapidly changing society and economy in China. Because government agencies and courts provide interpretations of laws and regulations and decide contractual disputes and issues, their inexperience in adjudicating new business and new polices or regulations in certain less developed areas causes uncertainty and may affect our business. Consequently, we cannot predict the future direction of Chinese legislative activities with respect to either businesses with foreign investment or the effectiveness on enforcement of laws and regulations in China. The uncertainties, including new laws and regulations and changes of existing laws, as well as judicial interpretation by inexperienced officials in the agencies and courts in certain areas, may cause possible problems to foreign investors.

Although the PRC government has been pursuing economic reform policies for more than two decades, the PRC government continues to exercise significant control over economic growth in the PRC through the allocation of resources, controlling payments of foreign currency, setting monetary policy and imposing policies that impact particular industries in different ways. We cannot assure you that the PRC government will continue to pursue policies favoring a market oriented economy or that existing policies will not be significantly altered, especially in the event of a change in leadership, social or political disruption, or other circumstances affecting political, economic and social life in the PRC.

The Chinese government exerts substantial influence over the manner in which we must conduct our business activities. We are currently not required to obtain approval from Chinese authorities to list on U.S. exchanges. However, to the extent that the Chinese government exerts more control over offerings conducted overseas and/or foreign investment in China-based issuers over time and if our PRC subsidiaries or the holding company were required to obtain approval in the future and were denied permission from Chinese authorities to list on U.S. exchanges, we will not be able to continue listing on U.S. exchange and the value of our common stock may significantly decline or become worthless, which would materially affect the interest of the investors.

The Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our ability to operate in Hong Kong may be harmed by changes in its laws and regulations, including those relating to taxation, environmental regulations, land use rights, property and other matters. The central or local governments of these jurisdictions may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations. Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or particular regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties.

For example, the Chinese cybersecurity regulator announced on July 2 that it had begun an investigation of Didi Global Inc. (NYSE: DIDI) and two days later ordered that the company’s app be removed from smartphone app stores.

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As such, the Company’s business segments may be subject to various government and regulatory interference in the provinces in which they operate. The Company could be subject to regulation by various political and regulatory entities, including various local and municipal agencies and government sub-divisions. The Company may incur increased costs necessary to comply with existing and newly adopted laws and regulations or penalties for any failure to comply. The Company’s operations could be adversely affected, directly or indirectly, by existing or future laws and regulations relating to its business or industry. Given that the Chinese government may intervene or influence our operations at any time, it could result in a material change in our operation and the value of our common stock. Given recent statements by the Chinese government indicating an intent to exert more oversight and control over offerings that are conducted overseas, any such action could significantly limit or completely hinder our ability to offer or continue to offer securities to investors and cause the value of such securities to significantly decline or be worthless.

Recently, the General Office of the Central Committee of the Communist Party of China and the General Office of the State Council jointly issued the Opinions on Severe and Lawful Crackdown on Illegal Securities Activities, which were available to the public on July 6, 2021. These opinions emphasized the need to strengthen the administration over illegal securities activities and the supervision on overseas listings by China-based companies. These opinions proposed to take effective measures, such as promoting the construction of relevant regulatory systems, to deal with the risks and incidents facing China-based overseas-listed companies and the demand for cybersecurity and data privacy protection. Moreover, the State Internet Information Office issued the Measures of Cybersecurity Review (Revised Draft for Comments, not yet effective) on July 10, 2021, which require operators with personal information of more than 1 million users who want to list abroad to file a cybersecurity review with the Office of Cybersecurity Review. The aforementioned policies and any related implementation rules to be enacted may subject us to additional compliance requirement in the future. While we believe that our operations are not affected by this, as these opinions were recently issued, official guidance and interpretation of the opinions remain unclear in several respects at this time. Therefore, we cannot assure you that we will remain fully compliant with all new regulatory requirements of these opinions or any future implementation rules on a timely basis, or at all.

The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) to be permitted to inspect the issuer's public accounting firm within three years. There are uncertainties under the PRC Securities Law relating to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. If the U.S. securities regulatory agencies are unable to conduct such investigations, they may suspend or de-register our registration with the SEC and delist our securities from applicable trading market within the US.

On December 28, 2019, the newly amended Securities Law of the PRC (the “PRC Securities Law”) was promulgated, which became effective on March 1, 2020. According to Article 177 of the PRC Securities Law (“Article 177”), the securities regulatory authority of the State Council may establish a regulatory cooperation mechanism with securities regulatory authorities of another country or region for the implementation of cross-border supervision and administration. Article 177 further provides that overseas securities regulatory authorities shall not engage in activities pertaining to investigations or evidence collection directly conducted within the territories of the PRC, and that no Chinese entities or individuals shall provide documents and information in connection with securities business activities to any organizations and/or persons aboard without the prior consent of the securities regulatory authority of the State Council and the competent departments of the State Council. As of the date of this prospectus, we are not aware of any implementing rules or regulations which have been published regarding application of Article 177.

We believe Article 177 is only applicable where the activities of overseas authorities constitute a direct investigation or evidence collection by such authorities within the territory of the PRC. Our principal business operation is conducted in Hong Kong. In the event that the U.S. securities regulatory agencies carry out an investigation on us such as an enforcement action by the Department of Justice, the SEC or other authorities, such agencies’ activities will constitute conducting an investigation or collecting evidence directly within the territory of the PRC and accordingly fall within the scope of Article 177. In that case, the U.S. securities regulatory agencies may have to consider establishing cross-border cooperation with the securities regulatory authority of the PRC by way of judicial assistance, diplomatic channels or establishing a regulatory cooperation mechanism with the securities regulatory authority of the PRC. However, there is no assurance that the U.S. securities regulatory agencies will succeed in establishing such cross-border cooperation in this particular case and/or establish such cooperation in a timely manner.

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Furthermore, as Article 177 is a recently promulgated provision, it remains unclear as to how it will be interpreted, implemented or applied by the Chinese Securities Regulatory Commission or other relevant government authorities. As such, there are uncertainties as to the procedures and requisite timing for the U.S. securities regulatory agencies to conduct investigations and collect evidence within the territory of the PRC. The Holding Foreign Companies Accountable Act requires the Public Company Accounting Oversight Board (PCAOB) be permitted to inspect the issuer's public accounting firm within three years. If the U.S. securities regulatory agencies are unable to conduct such investigations, there exists a risk that they may determine to suspend or de-register our registration with the SEC and may also delist our securities from applicable trading market within the US.

We are also subject to other risks and uncertainties that affect many other businesses which are unpredictable and in certain instances are outside of our control, including:

☐	increasing costs, the volatility of costs and funding requirements and other legal mandates for employee benefits, especially pension and healthcare benefits;
☐	the increasing costs of compliance with federal, state and foreign governmental agency mandates (including the Foreign Corrupt Practices Act) and defending against inappropriate or unjustified enforcement or other actions by such agencies;
☐	the impact of any international conflicts on the U.S. and global economies in general, the transportation industry or us in particular, and what effects these events will have on our costs or the demand for our services;
☐	any impacts on our business resulting from new domestic or international government laws and regulation;
☐	market acceptance of our new service and growth initiatives;
☐	the impact of technology developments on our operations and on demand for our services;
☐	governmental underinvestment in transportation infrastructure, which could increase our costs and adversely impact our service levels due to traffic congestion or sub-optimal routing of our vehicles;
☐	widespread outbreak of an illness or any other communicable disease, or any other public health crisis;
☐	availability of financing on terms acceptable to our ability to maintain our current credit ratings, especially given the capital intensity of our operations;
☐	the impact of intellectual property fraud and copyright infringement of the arts and collectibles;
☐	the loss caused by the damage or the theft of the arts and collectibles during the process of transportation, exhibition, storage and custody;
☐	the impact of cyberattacks and security breaches on our platform, our crypto wallets or our third-party partners;
☐	the impact on our business due to the system failure of our platform or our third-party partners;
☐	our ability to attract, maintain, and grow our collector base and engage our collectors;
☐	pricing for our products and services;
☐	our ability to diversify and grow our services revenue;
☐	macroeconomic conditions;
☐	adverse legal proceedings or regulatory enforcement actions, judgments, settlements, or other legal proceeding and enforcement-related costs;
☐	our ability to attract and retain talent; and
☐	our ability to compete with our competitors.

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If we are unable to protect the confidentiality of our trade secrets, our business and competitive position would be harmed.

We may rely on trade secrets, including unpatented know-how, technology and other proprietary information, to maintain our competitive position. However, trade secrets are difficult to protect. We limit disclosure of such trade secrets where possible but we also seek to protect these trade secrets, in part, by entering into non-disclosure and confidentiality agreements with parties who do have access to them, such as our employees, contract manufacturers, consultants, advisors and other third parties. Despite these efforts, any of these parties may breach the agreements and may unintentionally or wilfully disclose our proprietary information, including our trade secrets, and we may not be able to obtain adequate remedies for such breaches. Enforcing a claim that a party illegally disclosed or misappropriated a trade secret is difficult, expensive and time-consuming, and the outcome is unpredictable. In addition, some courts inside and outside the United States are less willing or unwilling to protect trade secrets. Moreover, if any of our trade secrets were to be lawfully obtained or independently developed by a competitor, we would have no right to prevent them, or those to whom they communicate it, from using that technology or information to compete with us. If any of our trade secrets were to be disclosed to or independently developed by a competitor, our competitive position would be harmed.

Risks Related to Our Finances and Capital Requirements

We will need additional funding and may be unable to raise capital when needed, which would force us to delay any business expansions or acquisitions.

Our business plan contemplates the expansion of our operations through organic means and through acquisitions or investments in additional complementary businesses, products and technologies. While we currently have no commitments or agreements relating to any of these types of transactions, we do not generate sufficient revenue from operations to finance expansion or acquisition needs. We expect to finance such future cash needs through public or private equity offerings, debt financings or corporate collaboration and licensing arrangements, as well as through interest income earned on cash and investment balances. We cannot be certain that additional funding will be available on acceptable terms, or at all. If adequate funds are not available, we may be required to delay, reduce the scope of or eliminate one or more of our development programs or our commercialization efforts.

Raising additional capital may cause dilution to our existing stockholders, restrict our operations or require us to relinquish proprietary rights.

Until such time, if ever, as we can generate substantial revenue, we expect to finance our cash needs through a combination of equity offerings, debt financings, grants and license and development agreements in connection with any collaborations. To the extent that we raise additional capital through the sale of equity or convertible debt securities, your ownership interest will be diluted, and the terms of these securities may include liquidation or other preferences that adversely affect your rights as a stockholder. Debt financing and preferred equity financing, if available, may involve agreements that include covenants limiting or restricting our ability to take specific actions, such as incurring additional debt, making capital expenditures or declaring dividends.

If we raise additional funds through collaborations, strategic alliances or marketing, distribution or licensing arrangements with third parties, we may have to relinquish valuable rights to our technologies, future revenue streams, research programs or product candidates or grant licenses on terms that may not be favorable to us. If we are unable to raise additional funds through equity or debt financings when needed, we may be required to delay, limit, reduce or terminate our product development or future commercialization efforts or grant rights to develop and market product candidates that we would otherwise prefer to develop and market ourselves.

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Risks Relating to Securities Markets and Investment in Our Stock

There is not now and there may not ever be an active market for our Common Stock. There are restrictions on the transferability of these securities.

There currently is no market for our Common Stock and, except as otherwise described herein, we have no plans to file any registration statement or otherwise attempt to create a market for the shares. Even if an active market develops for the shares, Rule 144, which provides for an exemption from the registration requirements under the Securities Act under certain conditions, requires, among other conditions, a holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. There can be no assurance that we will fulfil any reporting requirements in the future under the Exchange Act or disseminate to the public any current financial or other information concerning us, as is required by Rule 144 as part of the conditions of its availability.

Our common stock is subject to the "penny stock" rules of the sec and the trading market in our securities is limited, which makes transactions in our stock cumbersome and may reduce the value of an investment in our stock.

Under U.S. federal securities legislation, our common stock will constitute "penny stock". Penny stock is any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require that a broker or dealer approve a potential investor's account for transactions in penny stocks, and the broker or dealer receive from the investor a written agreement to the transaction, setting forth the identity and quantity of the penny stock to be purchased. In order to approve an investor's account for transactions in penny stocks, the broker or dealer must obtain financial information and investment experience objectives of the person, and make a reasonable determination that the transactions in penny stocks are suitable for that person and the person has sufficient knowledge and experience in financial matters to be capable of evaluating the risks of transactions in penny stocks. The broker or dealer must also deliver, prior to any transaction in a penny stock, a disclosure schedule prepared by the Commission relating to the penny stock market, which, in highlight form sets forth the basis on which the broker or dealer made the suitability determination. Brokers may be less willing to execute transactions in securities subject to the "penny stock" rules. This may make it more difficult for investors to dispose of our common stock and cause a decline in the market value of our stock. Disclosure also has to be made about the risks of investing in penny stocks in both public offerings and in secondary trading and about the commissions payable to both the broker-dealer and the registered representative, current quotations for the securities and the rights and remedies available to an investor in cases of fraud in penny stock transactions. Finally, monthly statements have to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks.

Our insiders beneficially own a significant portion of our stock, and accordingly, may have control over stockholder matters, our business and management.

As of the date of this prospectus, our executive officers and directors collectively beneficially own 14,561,143 shares of our common stock, or approximately 67.04% of our issued and outstanding shares of common stock. As a result, our management team will have significant influence to:

☐	Elect or defeat the election of our directors;
☐	Amend or prevent amendment of our articles of incorporation or bylaws;
☐	effect or prevent a merger, sale of assets or other corporate transaction; and
☐	affect the outcome of any other matter submitted to the stockholders for vote.

Moreover, because of the significant ownership position held by our management team, new investors may not be able to effect a change in our business or management, and therefore, shareholders would have no recourse as a result of decisions made by management. In addition, sales of significant amounts of shares held by our management team, or the prospect of these sales, could adversely affect the market price of our common stock. Our management team’s stock ownership may discourage a potential acquirer from making a tender offer or otherwise attempting to obtain control of us, which in turn could reduce our stock price or prevent our stockholders from realizing a premium over our stock price.

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State securities laws may limit secondary trading, which may restrict the states in which and conditions under which you can sell the shares offered by this registration statement.

Secondary trading in common stock sold in this offering will not be possible in any state until the common stock is qualified for sale under the applicable securities laws of the state or there is confirmation that an exemption, such as listing in certain recognized securities manuals, is available for secondary trading in the state. If we fail to register or qualify, or to obtain or verify an exemption for the secondary trading of, the common stock in any particular state, the common stock could not be offered or sold to, or purchased by, a resident of that state. In the event that a significant number of states refuse to permit secondary trading in our common stock, the liquidity for the common stock could be significantly impacted thus causing you to realize a loss on your investment.

The Company does not intend to seek registration or qualification of its shares of common stock the subject of this offering in any State or territory of the United States. Aside from a "secondary trading" exemption, other exemptions under state law and the laws of US territories may be available to purchasers of the shares of common stock sold in this offering,

Anti-takeover effects of certain provisions of Nevada state law hinder a potential takeover of our company. Though not now, in the future we may become subject to Nevada's control share law. A corporation is subject to Nevada's control share law if it has more than 200 stockholders, at least 100 of whom are stockholders of record and residents of Nevada, and it does business in Nevada or through an affiliated corporation. The law focuses on the acquisition of a "controlling interest" which means the ownership of outstanding voting shares sufficient, but for the control share law, to enable the acquiring person to exercise the following proportions of the voting power of the corporation in the election of directors:

(i) one-fifth or more but less than one-third, (ii) one-third or more but less than a majority, or (iii) a majority or more. The ability to exercise such voting power may be direct or indirect, as well as individual or in association with others.

The effect of the control share law is that the acquiring person, and those acting in association with it, obtains only such voting rights in the control shares as are conferred by a resolution of the stockholders of the corporation, approved at a special or annual meeting of stockholders. The control share law contemplates that voting rights will be considered only once by the other stockholders. Thus, there is no authority to strip voting rights from the control shares of an acquiring person once those rights have been approved. If the stockholders do not grant voting rights to the control shares acquired by an acquiring person, those shares do not become permanent non-voting shares. The acquiring person is free to sell its shares to others. If the buyers of those shares themselves do not acquire a controlling interest, their shares do not become governed by the control share law.

If control shares are accorded full voting rights and the acquiring person has acquired control shares with a majority or more of the voting power, any stockholder of record, other than an acquiring person, who has not voted in favor of approval of voting rights is entitled to demand fair value for such stockholder's shares.

In addition to the control share law, Nevada has a business combination law which prohibits certain business combinations between Nevada corporations and "interested stockholders" for three years after the "interested stockholder" first becomes an "interested stockholder," unless the corporation's board of directors approves the combination in advance. For purposes of Nevada law, an "interested stockholder" is any person who is (i) the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the outstanding voting shares of the corporation, or (ii) an affiliate or associate of the corporation and at any time within the three previous years was the beneficial owner, directly or indirectly, of ten percent or more of the voting power of the then outstanding shares of the corporation. The definition of the term "business combination" is sufficiently broad to cover virtually any kind of transaction that would allow a potential acquirer to use the corporation's assets to finance the acquisition or otherwise to benefit its own interests rather than the interests of the corporation and its other stockholders.

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The effect of Nevada's business combination law is to potentially discourage parties interested in taking control of our company from doing so if it cannot obtain the approval of our board of directors.

Because we do not intend to pay any cash dividends on our common stock, our stockholders will not be able to receive a return on their shares unless they sell them. We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. Stockholders may never be able to sell shares when desired. Before you invest in our securities, you should be aware that there are various risks. You should consider carefully these risk factors, together with all of the other information included in this annual report before you decide to purchase our securities. If any of the following risks and uncertainties develop into actual events, our business, financial condition or results of operations could be materially adversely affected.

Our stock may be subject to substantial price and volume fluctuations due to a number of factors, many of which are beyond our control and may prevent our stockholders from reselling our Common Stock at a profit. The market prices for securities of logistics companies may be volatile and may fluctuate substantially due to many factors, including:

☐	market conditions in the logistics sectors or the economy as a whole;
☐	price and volume fluctuations in the overall stock market;
☐	announcements of the introduction of new products and services by us or our competitors;
☐	actual fluctuations in our quarterly operating results, and concerns by investors that such fluctuations may occur in the future;
☐	deviations in our operating results from the estimates of securities analysts or other analyst comments;
☐	additions or departures of key personnel;
☐	legislation, including measures affecting e-commerce or infrastructure development; and
☐	developments concerning current or future strategic collaborations; and

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MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

Results of Operations

The COVID-19 pandemic has significantly impacted health and economic conditions throughout Asia. National, regional and local economies remain fragile and have not yet recovered from governmental actions taken to contain the spread of COVID-19, such as office and store closures, quarantining suspected COVID-19 patients, and capacity limitations. In addition, global and domestic economies are facing supply chain disruptions, rising costs and the risk of an impending recession.  These developments have significantly impacted and are expected to continue to impact the results of operations, financial condition and cash flows of the Company in the near future.

Results of Operations for the Years Ended December 31, 2022 and 2021

The following table sets forth certain financial data for the years ended December 31, 2022 and 2021:

	Years ended December 31,
	2022	2021

Revenue, net	$261,136	$306,633
Cost of revenue	(194,884)	(271,650)
Gross profit	66,252	34,983
Operating expenses:
Sales and marketing expenses	(38,674)	(33,494)
General and administrative expenses	(543,438)	(175,000)
LOSS FROM OPERATION	(515,860)	(173,511)
Other income (expense):
Interest expenses	(1,042)	–
Interest income	5	3
Total other income (expense)	(1,037)	3
LOSS BEFORE INCOME TAXES	(516,897)	(173,508)
Income tax expense	–	–
NET LOSS	$(516,897)	$(173,508)

Revenues

Revenue for the years ended December 31, 2022 and 2021, was $261,136 and $306,633, respectively.

Cost of Revenue

Cost of revenue for the years ended December 31, 2022 and 2021, was $194,884 and $271,650, respectively.

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Sales and Marketing Expenses

Sales and marketing expenses was $38,674 and $33,494 for the years ended December 31, 2022 and 2021, respectively. The expenses primarily include costs related to sales commission.

General and Administrative Expenses

General and administrative expenses was $543,438 and $175,000 for the years ended December 31, 2022 and 2021, respectively. These expenses primarily include salaries and depreciation.

Income tax expense

During the years ended December 31, 2022 and 2021, the Company recorded no income tax expense.

Net Loss

During the years ended December 31, 2022 and 2021, the Company reported net losses of $516,897 and $173,508.

Liquidity and Capital Resources

At December 31, 2022 and 2021, we had current assets of $43,092 and $117,482 which consisting of cash and cash equivalents, accounts receivable and prepayment. At December 31, 2022 and 2021, our total current liabilities were $919,692 and $464,473, respectively consisting of accrued liabilities, contract liabilities and accounts payable.

Our continuation as a going concern is dependent upon improving our profitability and the continuing financial support from our stockholders. Our sources of capital may include the sale of equity securities, which include common stock sold in private transactions, capital leases and short-term and long-term debts. While we believe that we will obtain external financing and the existing shareholders will continue to provide the additional cash to meet our obligations as they become due, there can be no assurance that we will be able to raise such additional capital resources on satisfactory terms. We believe that our current cash and other sources of liquidity discussed below are adequate to support operations for at least the next 12 months.

	Years Ended December 31,
	2022	2021
Net cash (used in) generated from operating activities	$(4,228)	$19,203
Net cash provided by investing activities	$–	$–
Net cash provided by financing activities	$–	$–

Net Cash (Used In) Generated From Operating Activities.

For the year ended December 31, 2022, net cash used in operating activities was $4,228, which consisted primarily of a net loss of $516,897, decrease in prepayments of $57,600, and decrease in accounts receivable of $12,562, decrease in contract liabilities of $72,463, increase in accrued liabilities of $534,750 and decrease in accounts payable of $29,510 plus non-cash items such as, depreciation of $8,688, amortization and non-cash lease expenses of $1,042.

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For the year ended December 31, 2021, net cash generated from operating activities was $19,203, which consisted primarily of a net loss of $173,508, increase in prepayments of $57,600, and increase in accounts receivable of $26,662, increase in contract liabilities of $72,463, increase in accrued liabilities of $175,000 and increase in accounts payable of $29,510.

We have not yet generated net profits from our operations. We will require additional funds to fully implement our plans. These funds may be raised through equity financing, debt financing, or other sources, which may result in the dilution in the equity ownership of our shares. We currently do not have any arrangements for additional financing and we may not be able to obtain financing when required. Our future is dependent upon our ability to obtain financing, a successful marketing and promotion program and, further in the future, achieving a profitable level of operations. The issuance of additional equity securities by us could result in a significant dilution in the equity interests of our current stockholders. Obtaining commercial loans, assuming those loans would be available, will increase our liabilities and future cash commitments. We will require additional funds to maintain our reporting status with the SEC and remain in good standing with the state of Nevada.

PROPERTIES

Our corporate and executive office is located at 77, Sec 2, Guanxin Rd, Guanmiao District., Tainan City 71825, Taiwan, telephone number +886 6 5950559. The monthly lease amount for our corporate office is approximately $458. The lease for our corporate office expires December 31, 2024 We also have administrative offices located in the below locations:

City, County	Lease Expiration Date	Use
Shanghai, PRC	12/31/2024	Commercial
Kowloon, Hong Kong	12/31/2024	Commercial

We believe that our existing facilities are adequate to meet our current requirements. We do not own any real property.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of April 19, 2023, for: (i) each of our named executive officers; (ii) each of our directors; (iii) all of our current executive officers and directors as a group; and (iv) each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table will have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. Unless otherwise indicated, the address for each director and executive officer listed is: c/o Namliong SkyCosmos, Inc., 77, Sec 2, Guanxin Rd, Guanmiao District., Tainan City 71825, Taiwan.

Name and Address of Beneficial Owner (1)	Number of Common Shares	Percentage of Class
HSU Cheng-Hsing, CEO and Director (2)	110,000	0.747%
All executive officers and directors as a Group (1 person) (2)	12,110,000	82.34%

5% or Greater Stockholders:
Unicorn Global, Inc. (2)	12,000,000	81.60%

(1)	Applicable percentage ownership is based on 14,706,513 shares of common stock outstanding as of April 19, 2023, together with securities exercisable or convertible into shares of common stock within 60 days of April 19, 2023. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of April 19, 2023, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(2)	HSU Chen-Hsing is the control person of Unicorn Global, Inc.

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Set forth below are the present directors, director nominees and executive officers of the Company. There are no other persons who have been nominated or chosen to become directors nor are there any other persons who have been chosen to become executive officers. There are no arrangements or understandings between any of the directors, officers and other persons pursuant to which such person was selected as a director or an officer. Directors are elected to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified. Officers are appointed to serve until the meeting of the board of directors following the next annual meeting of stockholders and until their successors have been elected and qualified.

Name	Age	Position
Chen Hsing HSU	55	CEO, CFO, Secretary and Director of Namliong SkyCosmos, Inc. and CFO of Orient Express & Co., Ltd.
Chia-Ling CHANG (Annie Chang)	55	CEO of Orient Express & Co., Ltd.

Mr. Cheng Hsing Hsu, age 54,  joined the Company as our Chief Financial Officer and director on December 20, 2021. He is the director and controlling shareholder of Unicorn Global, Inc.., the controlling shareholder of the Company. He has served as the Chief Financial Officer of Nam Liong Group General Management Office since April 2003, the Supervisor at Namliong Global Corp(5450.TW), Taiwan since June 2010, the Supervisor of TIONG LIONG Corporation since May 2013 and the Chief Financial Officer of Orient Express & Co., Ltd. since 2009. From January 2019 to July 2021, he served as a Director and the Chief Financial Officer of VIVIC CORP. (VIVC. Nasdaq QB), U.S.A. He expects to be appointed to serve on the Board Directors of Times Education Holdings Australia, Pty. (TEH) in December 2021. Mr. Hsu was the Associate General Manager of Dachan Foods (Asia) Company (3999.HK), Hong Kong from March 2001 to March, 2003. From February 2000 to February 2001, he was the manager of Finance Department of Catcher Technology Company (2474.TW), Taiwan. From May 1993 to February 2000, he was the Manager of Accounting Department of Great Wall Enterprise Co., Ltd(1210.TW), Taiwan. Mr. Hsu brings to the Board his operational and financial expertise. He received a Bachelor of Accounting from Fengjia University, Taiwan and EMBA from Chengjung University, Taiwan.

Chia-Ling CHANG, age 55, has served as the Chief Executive Officer of Orient Express & Co., Ltd. since Jan 1, 2022. From 1993 to 2020, Mrs. Chang was a teacher at the Tainan Institute of Education. Ms. Chang received her M.B.A. from Chang Jung Christian University and her B.A. in Accounting from Feng Chia University.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

No executive officer or director is a party in a legal proceeding adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

37

No executive officer or director has been involved in the last ten years in any of the following:

☐	Any bankruptcy petition filed by or against any business or property of such person, or of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
☐	Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
☐	Being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;
☐	Being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
☐	Being the subject of or a party to any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation, or any law or regulation respecting financial institutions or insurance companies, including but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail, fraud, wire fraud or fraud in connection with any business entity; or
☐	Being the subject of or a party to any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act, any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Committees

We have not yet established Compensation, Audit, and Nominations and Corporate Governance committees nor do we have an Audit Committee financial expert as defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities Act. Currently, the functions of these committees are performed by our entire Board of Directors. We hope to establish these committees and appoint an Audit Committee financial expert as our business develops.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended December 31, 2022, and up to the date of this Current Report, our officers, directors and greater than 10% percent beneficial owners timely filed all reports required by Section 16(a) of the Securities Exchange Act.

Code of Ethics

Our Board of Directors has not yet adopted a Code of Ethics applicable to our senior management and employees of the Company. The Company intends to adopt such Code of Ethics once its business stabilizes and matures.

38

EXECUTIVE COMPENSATION

Compensation Philosophy and Objectives

Our executive compensation philosophy is to create a long-term direct relationship between pay and our performance. Our executive compensation program is designed to provide a balanced total compensation package over the executive’s career with us. The compensation program objectives are to attract, motivate and retain the qualified executives that help ensure our future success, to provide incentives for increasing our profits by awarding executives when corporate goals are achieved and to align the interests of executives and long-term stockholders. The compensation package of our named executive officers consists of two main elements:

1.	base salary for our executives that is competitive relative to the market, and that reflects individual performance, retention and other relevant considerations; and

2.	discretionary bonus awards payable in cash and tied to the satisfaction of corporate objectives.

Process for Setting Executive Compensation

Until such time as we establish a Compensation Committee, our Board is responsible for developing and overseeing the implementation of our philosophy with respect to the compensation of executives and for monitoring the implementation and results of the compensation philosophy to ensure compensation remains competitive, creates proper incentives to enhance stockholder value and rewards superior performance. We expect to annually review and approve for each named executive officer, and particularly with regard to the Chief Executive Officer, all components of the executive’s compensation. We process and factors (including individual and corporate performance measures and actual performance versus such measures) used by the Chief Executive Officer to recommend such awards. Additionally, we expect to review and approve the base salary, equity-incentive awards (if any) and any other special or supplemental benefits of the named executive officers.

The Chief Executive Officer periodically provides the Board with an evaluation of each named executive officer’s performance, based on the individual performance goals and objectives developed by the Chief Executive Officer at the beginning of the year, as well as other factors. The Board provides an evaluation for the Chief Executive Officer. These evaluations serve as the bases for bonus recommendations and changes in the compensation arrangements of our named executives.

Our Compensation Peer Group

We currently engage in informal market analysis in evaluating our executive compensation arrangements. As the Company and its businesses mature, we may retain compensation consultants that will assist us in developing a formal benchmark and selecting a compensation peer group of companies similar to us in size or business for the purpose of comparing executive compensation levels.

Program Components

Our executive compensation program consists of the following elements:

39

Base Salary

Our base salary structure is designed to encourage internal growth, attract and retain new talent, and reward strong leadership that will sustain our growth and profitability. The base salary for each named executive officer reflects our past and current operating profits, the named executive officer’s individual contribution to our success throughout his career, internal pay equity and informal market data regarding comparable positions within similarly situated companies. In determining and setting base salary, the Board considers all of these factors, though it does not assign specific weights to any factor. The Board generally reviews the base salary for each named executive officer on an annual basis. For each of our named executive officers, we review base salary data internally obtained by the Company for comparable executive positions in similarly situated companies to ensure that the base salary rate for each executive is competitive relative to the market.

Discretionary Bonus

The objectives of our bonus awards are to encourage and reward our employees, including the named executive officers, who contribute to and participate in our success by their ability, industry, leadership, loyalty or exceptional service and to recruit additional executives who will contribute to that success.

Summary Compensation Table

The following summary compensation table sets forth the aggregate compensation we paid or accrued during the fiscal years ended December 31, 2022 and 2021, to (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer (principal financial officer), (iii) our three most highly compensated executive officers other than the principal executive officer and the principal financial officer who were serving as executive officers on December 31, 2022, whose total compensation was in excess of $100,000, and (iv) up to two additional individuals who would have been within the two-other-most-highly compensated but were not serving as executive officers on December 31, 2022.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings	All Other Compensation	Total
Cheng Hsing HSU	2022	150,000	0	0	0	0	0	0	$150,000
CEO, CFO, Secretary and Director(1)	2021	150,000	0	0	0	0	0	0	$150,000
Chia-Ling CHANG	2022	200,000	0	0	0	0	0	0	200,000
CEO of OEC	2021	0	0	0	0	0	0	0	0

(1)	Mr. Hsu was appointed to serve as the Chief Financial Officer and Director on December 20, 2021. On May 31, 2022, he was appointed to serve as the Chief Executive Officer and Secretary. Mr. Hsu has also served as the Chief Financial Officer of Orient Express Co. & Ltd. since 2009.
(2)	Ms. Chang was appointed the Chief Executive Officer of Orient Express Co. & Ltd. on Jan 1, 2022.

40

Narrative disclosure to Summary Compensation

Mr. HSU did not receive any compensation for services in his capacity as a director and the sole executive officer of the Company. However, HSU receives an annual salary of $150,000 in his capacity as Chief Financial Officer of Orient Express Co. & Ltd.

Chia-Ling CHANG receives an annual salary of $200,000 in her capacity as Chief Executive Officer of Orient Express Co. & Ltd.

The foregoing descriptions of the employment agreements of Mr. Hsu and Ms. Chang are qualified in their entirety by reference to their employment agreements which are attached hereto as Exhibits 10.2 and 10.3.

Other than set out above and below, there are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. We expect to establish one or more incentive compensation plans in the future. Our directors and executive officers may receive securities of the Company as incentive compensation at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers.

Equity Awards

There are no unvested options, warrants or convertible securities outstanding.

At no time during the last fiscal year with respect to any of any of our executive officers was there:

•	any outstanding option or other equity-based award repriced or otherwise materially modified (such as by extension of exercise periods, the change of vesting or forfeiture conditions, the change or elimination of applicable performance criteria, or the change of the bases upon which returns are determined;
•	any waiver or modification of any specified performance target, goal or condition to payout with respect to any amount included in non-stock incentive plan compensation or payouts;
•	any option or equity grant;
•	any non-equity incentive plan award made to a named executive officer;
•	any nonqualified deferred compensation plans including nonqualified defined contribution plans; or
•	any payment for any item to be included under All Other Compensation in the Summary Compensation Table.

Compensation of Directors

During our fiscal year ended December 31, 2022, we did not provide compensation to employees for serving as our directors. We currently have no formal plan for compensating our directors for their services in their capacity as directors, although we may elect to issue stock options to such persons from time to time. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director.

41

Compensation Risk Management

Our Board of directors and human resources staff conducted an assessment of potential risks that may arise from our compensation programs. Based on this assessment, we concluded that our policies and practices do not encourage excessive and unnecessary risk taking that would be reasonably likely to have material adverse effect on the Company. The assessment included our cash incentive programs, which awards non-executives with cash bonuses for punctuality. Our compensation programs are substantially identical among business units, corporate functions and global locations (with modifications to comply with local regulations as appropriate). The risk-mitigating factors considered in this assessment included:

•	the alignment of pay philosophy, peer group companies and compensation amounts relative to local competitive practices to support our business objectives; and
•	effective balance of cash, short- and long-term performance periods, caps on performance-based award schedules and financial metrics with individual factors and Board and management discretion.

Compensation Committee Interlocks and Insider Participation

We have not yet established a Compensation Committee. Our Board of Directors performs the functions that would be performed by a compensation committee. During the fiscal year ended December 31, 2022, none of our executive officers has served: (i) on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our board of directors; (ii) as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the registrant; or (iii) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the company.

Compensation Committee Report

Our board of directors has reviewed and discussed the Compensation Discussion and Analysis in this report with management. Based on its review and discussion with management, the board of directors recommended that the Compensation Discussion and Analysis be included in this Annual Report on Form 10-K for the year ended December 31, 2022. The material in this report is not deemed filed with the SEC and is not incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made on, before, or after the date of this Report on Form 10-K and irrespective of any general incorporation language in such filing.

Submitted by the board of directors:

Cheng Hsing HSU

42

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS RELATING TO OEC

Other than as disclosed below, there are no transactions during our two most recent fiscal years ended December 31, 2021, and December 31, 2021, or any currently proposed transaction, in which our Company was or to be a participant and the amount exceeds the lesser of $120,000 or one percent of the average of our Company’s total assets at year end for our last two completed years, and in which any of our directors, officers or principal stockholders, or any other related person as defined in Item 404 of Regulation S-K, had or have any direct or indirect material interest.

During the year ended December 31, 2021, our former director, Wai Lim Wong forgave an outstanding balance of $33,621 and the forgiveness of related party debt was recorded in additional paid-in capital. As of December 31, 2020, we had a zero balance of related party payable.

During the year ended December 31, 2021, Cheng Hsing HSU, our Chief Financial Officer, Director and shareholder provided us with free office space. The management determined that such cost is nominal and did not recognize the rent expense in its financial statements.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Share Exchange Agreement, dated March 31, 2023, by and between Namliong SkyCosmos, Inc. and Continental Development Corporation, a Samoa corporation.
10.2	Employment Agreement, dated January 1, 2022, by and between Orient Express & Co., Ltd. and Chia-Ling Chang.
10.3	Employment Agreement, dated January 1, 2022, by and between Orient Express & Co., Ltd. and Chen-Hsing HSU.
104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

43

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAMLIONG SKYCOSMOS, INC.

Date: May 3, 2023	By:	/s/ Chen Hsing HSU
Chen Hsing HSU Chief Executive Officer, Chief Financial Officer and Secretary

44

ORIENT EXPRESS & CO., LTD.

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholder and Board of Directors of

ORIENT EXPRESS & CO., LTD.

Opinion on the Financial Statements

We have audited the accompanying balance sheets of Orient Express & Co., Ltd. (the “Company”) as of December 31, 2022 and 2021, the related statements of operations and comprehensive loss, changes in shareholders’ deficit and cash flows for each of the years in the two-year period ended December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company suffered an accumulated deficit of $(863,888) and net loss of $(516,897). These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans with regards to these matters are also described in Note 3 to the financial statements. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

OLAYINKA OYEBOLA & CO.

(Chartered Accountants)

We have served as the Company’s auditor since

March 2023.

Lagos, Nigeria

May 2nd, 2023

F-2

ORIENT EXPRESS & CO., LTD.

BALANCE SHEETS

(Currency expressed in United States Dollars (“US$”))

	As of December 31,
	2022	2021

ASSETS
Current assets:
Cash and cash equivalents	$25,918	$30,146
Accounts receivable	17,174	29,736
Prepayment	–	57,600
Total current assets	43,092	117,482

Non-current assets:
Right-of-use assets	22,661	–

TOTAL ASSETS	$65,753	$117,482

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities:
Accrued liabilities and other payables	$897,250	$362,500
Accounts payable	–	29,510
Contract liabilities	–	72,463
Lease liabilities	22,442	–
Total current liabilities	919,692	464,473

Non-Current liabilities:
Lease liabilities	9,949	–
Total non-current liabilities	9,949	–

TOTAL LIABILITIES	929,641	464,473

Commitments and contingencies

Shareholders’ deficit:
Ordinary share, par value US$1,000,000 shares authorized, 1,000,000 shares issued and outstanding as at December 31, 2022 and 2021, respectively	–	–
Accumulated deficit	(863,888)	(346,991)
Total shareholders’ deficit	(863,888)	(346,991)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$65,753	$117,482

See accompanying notes to financial statements.

F-3

ORIENT EXPRESS & CO., LTD.

STATEMENTS OF OPERATIONS

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2022	2021

Revenues, net	$261,136	$306,633
Cost of revenue	(194,884)	(271,650)

Gross profit	66,252	34,983

Operating expenses:
Sales and marketing expenses	(38,674)	(33,494)
General and administrative expenses	(543,438)	(175,000)
Total operating expenses	(582,112)	(208,494)

Loss from operations	(515,860)	(173,511)

Other income (expense):
Interest expense	(1,042)	–
Interest income	5	3
Total other income (expense)	(1,037)	3

Loss before income taxes	(516,897)	(173,508)

Income tax expense	–	–

NET LOSS	$(516,897)	$(173,508)

See accompanying notes to financial statements.

F-4

ORIENT EXPRESS & CO., LTD.

STATEMENTS OF CHANGES IN SHAREHOLDERS’ (DEFICIT) EQUITY

(Currency expressed in United States Dollars (“US$”), except for number of shares)

	Ordinary Share			Total
	No. of shares	Amount	Accumulated deficit	shareholders’ deficit

Balance as of January 1, 2021	1,000,000	$–	$(173,483)	$(173,483)

Net loss for the year	–	–	(173,508)	(173,508)

Balance as of December 31, 2021	1,000,000	$–	$(346,991)	$(346,991)

Net loss for the year	–	–	(516,897)	(516,897)

Balance as of December 31, 2022	1,000,000	$–	$(863,888)	$(863,888)

See accompanying notes to financial statements.

F-5

ORIENT EXPRESS & CO., LTD.

STATEMENTS OF CASH FLOWS

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2022	2021

Cash flows from operating activities:
Net loss	$(516,897)	$(173,508)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities
Depreciation	8,688	–
Non-cash lease expenses	1,042	–

Change in operating assets and liabilities:
Prepayment	57,600	(57,600)
Accounts receivable	12,562	(26,662)
Accounts payable	(29,510)	29,510
Contract liabilities	(72,463)	72,463
Accrued liabilities and other payables	534,750	175,000
Net cash (used in) provided by operating activities	(4,228)	19,203

Net change in cash and cash equivalent	(4,228)	19,203

BEGINNING OF YEAR	30,146	10,943

END OF YEAR	$25,918	$30,146

SUPPLEMENTAL CASH FLOWS INFORMATION:
Cash paid for income taxes	$–	$–
Cash paid for interest	$–	$–

See accompanying notes to financial statements.

F-6

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

NOTE－1 BUSINESS OVERVIEW AND BASIS OF PRESENTATION

Orient Express & Co., Ltd. (“the Company”) is incorporated as a limited liability company under the International Companies Act 1987 on April 21, 2009 in the Samoa (the “Samoa”).

The Company is engaged in sales of rubber foaming machine.

The Company’s fiscal year-end is December 31.

NOTE－2 SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

∙	Basis of Presentation

These accompanying financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”). The reporting currency is United States Dollar.

∙	Use of Estimates and Assumptions

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheet and revenues and expenses during the years reported. Actual results may differ from these estimates. If actual results significantly differ from the Company’s estimates, the Company’s financial condition and results of operations could be materially impacted.

∙	Accounts receivable

Accounts receivables are recorded at the invoiced amount and do not bear interest, which are due within contractual payment terms, generally required deposits received in advance and the remaining is due upon installation and inspection. Credit is extended based on evaluation of a customer's financial condition, the customer credit-worthiness and their payment history. Accounts receivable outstanding longer than the contractual payment terms are considered past due. Past due balances over 90 days and over a specified amount are reviewed individually for collectability. At the end of fiscal year, the Company specifically evaluates individual customer’s financial condition, credit history, and the current economic conditions to monitor the progress of the collection of accounts receivables. The Company will consider the allowance for doubtful accounts for any estimated losses resulting from the inability of its customers to make required payments. For the receivables that are past due or not being paid according to payment terms, the appropriate actions are taken to exhaust all means of collection, including seeking legal resolution in a court of law. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. During the years ended December 31, 2022 and 2021, there was no allowance for doubtful accounts.

F-7

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

∙	Revenue recognition

The Company adopted Accounting Standards Update ("ASU") No. 2014-09, Revenue from Contracts with Customers (Topic 606) (“ASU 2014-09”).

Under ASU 2014-09, the Company recognizes revenue when control of the promised goods or services is transferred to customers, in an amount that reflects the consideration the Company expects to be entitled to in exchange for those goods or services.

The Company applies the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements:

•	identify the contract with a customer;
•	identify the performance obligations in the contract;
•	determine the transaction price;
•	allocate the transaction price to performance obligations in the contract; and
•	recognize revenue as the performance obligation is satisfied.

The Company’s revenue is derived from the sales of rubber foaming machine. The Company considers customer order confirmations to be a contract with the customer. Customer confirmations are executed at the time an order is placed. Revenue is recognized when control of the product is transferred to the customer (i.e., when the Company’s performance obligation is satisfied), which typically occurs at shipment date. As a result, the Company has a present and unconditional right to payment and record its accounts receivable.

For each contract, the Company considers the promise to transfer products to be the only identified performance obligation. The Company’s revenues for the years ended December 31, 2022 and 2021 are recognized at a point in time.

∙	Cost of revenue

Cost of revenue consists primarily of the cost of goods sold, which are directly attributable to the sales of products.

∙	Cash and Cash Equivalent

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

∙	Impairment of Long-lived Assets

In accordance with the provisions of ASC Topic 360, “Impairment or Disposal of Long-Lived Assets”, all long-lived assets such as intangible asset held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is evaluated by a comparison of the carrying amount of an asset to its estimated future undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amounts of the assets exceed the fair value of the assets. There has been no impairment charge for the years presented.

F-8

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

∙	Income Tax

The Company adopted the ASC Topic 740 Income Tax provisions of paragraph 740-10-25-13, which addresses the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. Under paragraph 740-10-25-13, the Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent (50%) likelihood of being realized upon ultimate settlement. Paragraph 740-10-25-13 also provides guidance on de-recognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. The Company had no material adjustments to its liabilities for unrecognized income tax benefits according to the provisions of paragraph 740-10-25-13.

The estimated future tax effects of temporary differences between the tax basis of assets and liabilities are reported in the accompanying balance sheets, as well as the tax effects of tax credit carry-backs and carry-forwards. The Company periodically reviews the recoverability of deferred tax assets recorded on its balance sheets and provides valuation allowances as management deems necessary.

The Company is subject to income taxes in tax jurisdictions in which it operates. Significant judgment is required in determining the provision for income tax. The company recognizes liabilities for anticipated tax audit issues based on the Company’s current understanding of the tax law. Where the final tax outcome of these matters is different from the carrying amounts, such differences will impact the current and deferred tax provisions in the period in which such determination is made.

∙	Uncertain Tax Positions

The Company does not have any uncertain tax positions and had no adjustments to its income tax liabilities or benefits pursuant to the ASC Topic 740 provisions of Section 740-10-25 for the years ended December 31, 2022 and 2021.

∙	Leases

The Company adopted Topic 842, Leases (“ASC 842”). At the inception of an arrangement, the Company determines whether the arrangement is or contains a lease based on the unique facts and circumstances present. Leases with a term greater than one year are recognized on the balance sheet as right-of-use (“ROU”) assets, lease liabilities and long-term lease liabilities. The Company has elected not to recognize on the balance sheet leases with terms of one year or less. Operating lease liabilities and their corresponding right-of-use assets are recorded based on the present value of lease payments over the expected remaining lease term. However, certain adjustments to the right-of-use asset may be required for items such as prepaid or accrued lease payments. The interest rate implicit in lease contracts is typically not readily determinable. As a result, the Company utilizes its incremental borrowing rates, which are the rates incurred to borrow on a collateralized basis over a similar term an amount equal to the lease payments in a similar economic environment.

In accordance with the guidance in ASC 842, components of a lease should be split into three categories: lease components (e.g. land, building, etc.), non-lease components (e.g. common area maintenance, consumables, etc.), and non-components (e.g. property taxes, insurance, etc.). Subsequently, the fixed and in-substance fixed contract consideration (including any related to non-components) must be allocated based on the respective relative fair values to the lease components and non-lease components.

F-9

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

Lease expense is recognized on a straight-line basis over the lease terms. Lease expense includes amortization of the ROU assets and accretion of the lease liabilities. Amortization of ROU assets is calculated as the periodic lease cost less accretion of the lease liability. The amortized period for ROU assets is limited to the expected lease term.

The Company has elected a practical expedient to combine the lease and non-lease components into a single lease component. The Company also elected the short-term lease measurement and recognition exemption and does not establish ROU assets or lease liabilities for operating leases with terms of 12 months or less.

∙	Related Parties

The Company follows ASC 850-10, Related Party for the identification of related parties and disclosure of related party transactions.

Pursuant to section 850-10-20 the related parties include: a) affiliates of the Company; b) entities for which investments in their equity securities would be required, absent the election of the fair value option under the Fair Value Option Subsection of section 825-10-15, to be accounted for by the equity method by the investing entity; c) trusts for the benefit of employees, such as pension and income-sharing trusts that are managed by or under the trusteeship of management; d) principal owners of the Company; e) management of the Company; f) other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests; and g) other parties that can significantly influence the management or operating policies of the transacting parties or that have an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.

The financial statements shall include disclosures of material related party transactions, other than compensation arrangements, expense allowances, and other similar items in the ordinary course of business. However, disclosure of transactions that are eliminated in the preparation of or combined financial statements is not required in those statements. The disclosures shall include: a) the nature of the relationship(s) involved; b) a description of the transactions, including transactions to which no amounts or nominal amounts were ascribed, for each of the periods for which income statements are presented, and such other information deemed necessary to an understanding of the effects of the transactions on the financial statements; c) the dollar amounts of transactions for each of the periods for which income statements are presented and the effects of any change in the method of establishing the terms from that used in the preceding period; and d) amount due from or to related parties as of the date of each balance sheet presented and, if not otherwise apparent, the terms and manner of settlement.

∙	Commitments And Contingencies

The Company follows ASC 450-20, Commitments to report accounting for contingencies. Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company, but which will only be resolved when one or more future events occur or fail to occur. The Company assesses such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or un-asserted claims that may result in such proceedings, the Company evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought therein.

F-10

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potentially material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, and an estimate of the range of possible losses, if determinable and material, would be disclosed.

Loss contingencies considered remote are generally not disclosed unless they involve guarantees, in which case the guarantees would be disclosed. Management does not believe, based upon information available to it at this time that these matters will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

∙	Fair Value Measurement

The Company follows the guidance of the ASC Topic 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

●	Level 1 - Inputs are based upon unadjusted quoted prices for identical instruments traded in active markets;

●	Level 2-: Inputs are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques (e.g., the Black-Scholes Option-Pricing model) for which all significant inputs are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Where applicable, these models project future cash flows and discount the future amounts to a present value using market-based observable inputs; and

●	Level 3 - Inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair values are therefore determined using model-based techniques, including option pricing models and discounted cash flow models.

The carrying value of the Company’s financial instruments: cash and cash equivalents, restricted cash, accounts receivable, loans receivable and amount due to or from a related party, approximate their fair values because of the short-term nature of these financial instruments.

Fair value estimates are made at a specific point in time based on relevant market information about the financial instrument. These estimates are subjective in nature and involve uncertainties and matters of significant judgment and, therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.

∙	Recently Issued Accounting Pronouncements

From time to time, new accounting pronouncements are issued by the Financial Accounting Standard Board (“FASB”) or other standard setting bodies and adopted by the Company as of the specified effective date. Unless otherwise discussed, the Company believes that the impact of recently issued standards that are not yet effective will not have a material impact on its financial position or results of operations upon adoption.

F-11

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

In May 2021, the FASB issued ASU 2021-04, Earnings Per Share (Topic 260), Debt-Modifications and Extinguishments (Subtopic 470-50), Compensation-Stock Compensation (Topic 718), and Derivatives and Hedging-Contracts in Entity’s Own Equity (Subtopic 815-40). ASU 2021-04 clarifies and reduces diversity in an issuer’s accounting for modifications or exchanges of freestanding equity-classified written call options (for example, warrants) that remain equity classified after modification or exchange. The ASU provides guidance to clarify whether an issuer should account for a modification or an exchange of a freestanding equity-classified written call option that remains equity classified after modification or exchange as (1) an adjustment to equity and, if so, the related earnings per share effects, if any, or (2) an expense and, if so, the manner and pattern of recognition. ASU 2021-04 is effective for annual beginning after December 15, 2021, including interim periods within those fiscal years. Early adoption is permitted, including adoption in an interim period. The Company is currently evaluating the impact that this standard will have on its financial statements.

In October 2021, the FASB issued guidance which requires companies to apply Topic 606, Revenue from Contracts with Customers, to recognize and measure contract assets and contract liabilities from contracts with customers acquired in a business combination. Public entities must adopt the new guidance for fiscal years beginning after December 15, 2022 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact and timing of adoption of this guidance

No other new accounting pronouncements were issued or became effective in the period that had, or are expected to have, a material impact on the financial statements.

NOTE - 3	GOING CONCERN UNCERTAINTIES

The Company’s consolidated financial statements as of December 31, 2022 been prepared using generally accepted accounting principles in the United States of America applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has incurred a net loss of $516,897 for the current year. In addition, with respect to the ongoing and evolving coronavirus (COVID-19) outbreak, which was designated as a pandemic by the World Health Organization on March 11, 2020, the outbreak has caused substantial disruption in international and U.S. economies and markets and if repercussions of the outbreak are prolonged, could have a significant adverse impact on the Company’s business.

In order to continue as a going concern, the Company will need, among other things, additional capital resources. Management’s plan is to obtain such resources for the Company by obtaining capital and the continued financial support from management and significant shareholders sufficient to meet its minimal operating expenses and seeking third party equity and/or debt financing. Management believes the Company is currently pursuing additional financing for its operations. However, there is no assurance that the Company will be successful in securing sufficient funds to sustain the operations.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These consolidated financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets and liabilities that may result in the Company not being able to continue as a going concern.

F-12

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

NOTE - 4	ACCOUNTS RECEIVABLE

The majority of the Company’s sales are on open credit terms and in accordance with terms specified in the contracts governing the relevant transactions. The Company evaluates the need of an allowance for doubtful accounts based on specifically identified amounts that management believes to be uncollectible. If actual collections experience changes, revisions to the allowance may be required. Based upon the aforementioned criteria, the Company has not provided the allowance for the years ended December 31, 2022 and 2021, as follows:

	As of December 31,
	2021	2020

Accounts receivable, cost	$17,174	$29,736
Less: allowance for doubtful accounts	–	–
Accounts receivable, net	$17,174	$29,736

For the years ended December 31, 2022 and 2021, the Company made no allowance for doubtful accounts.

NOTE－5 RIGHT-OF-USE ASSETS

As of December 31, 2022 and 2021, right-of-use assets consisted of the following:

	December 31, 2022	December 31, 2021
At cost:

Lease of office	$31,349	$–
Less: accumulated amortization	(8,688)	–
	$22,661	$–

The Company leases various office and lease agreements are typically made for fixed periods of 2.5 to 3 years.

NOTE－6 ACCRUED LIABILITIES AND OTHER PAYABLES

	As of December 31,
	2022	2021

Accrued salaries	$897,250	$362,000

F-13

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

NOTE－7 SHAREHOLDERS’ EQUITY

Authorized shares

At inception, the Company’s authorized shares were 1,000,000 ordinary shares, with a par value of $1.

Issued and outstanding shares

At inception, the Company issued 1,000,000 ordinary shares.

The holder of the ordinary share is entitled to receive dividend as and when declared by the Company. Ordinary shares carry one vote per share without restriction.

As of December 31, 2022 and 2021, the Company has 1,000,000 ordinary shares issued and outstanding.

NOTE－8 INCOME TAXES

The provision for income taxes consisted of the following:

Years ended December 31,
	2022	2021

Current tax	$–	$–
Deferred tax	–	–

Income tax expense	$–	$–

The Company is subject to Hong Kong Profits Tax at the two-tiered profits tax rates from 8.25% to 16.5% on the estimated assessable profits arising in Hong Kong.

The reconciliation of income tax rate to the effective income tax rate for the years ended December 31, 2022 and 2021 is as follows:

	Years ended December 31,
	2022	2021

Loss before income taxes	$(516,897)	$(173,508)
Statutory income tax rate	16.5%	16.5%
Income tax expense at statutory rate	(85,288)	(28,628)
Net operating loss	85,288	28,628
Income tax expense	$–	$–

F-14

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

As of December 31, 2022, the operations in Hong Kong incurred $826,388 of cumulative net operating losses which can be carried forward to offset future taxable income. The net operating loss carryforwards has no expiry under Hong Kong tax regime. The Company has provided for a full valuation allowance against the deferred tax assets of $136,354 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

The following table sets forth the significant components of the deferred tax assets of the Company as of December 31, 2022 and 2021:

	As of December 31,
	2022	2021
Deferred tax assets:
Net operating loss carryforwards
-Hong Kong	$136,354	$51,066
Less: valuation allowance	(136,354)	(51,066)
Deferred tax assets, net	$–	$–

NOTE－9 RELATED PARTY TRANSACTIONS

Apart from the transactions and balances detailed elsewhere in these accompanying financial statements, the Company has no other significant or material related party transactions during the years presented.

NOTE－10 CONCENTRATIONS OF RISK

The Company is exposed to the following concentrations of risk:

(a) Economic and political risks

The Company’s major operations are conducted in Hong Kong. Accordingly, the political, economic, and legal environments in Hong Kong, as well as the general state of Hong Kong’s economy may influence the Company’s business, financial condition, and results of operations.

(b) Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they become due. The Company’s policy is to ensure that it has sufficient cash to meet its liabilities when they become due, under both normal and stressed conditions. A key risk in managing liquidity is the degree of uncertainty in the Company’s cash flow projections. The uncertainty of future cash flows increases the liquidity risk.

F-15

ORIENT EXPRESS & CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2022 AND 2021

(Currency expressed in United States Dollars (“US$”))

NOTE－11 COMMITMENTS AND CONTINGENCIES

From time to time, the Company is involved in various legal proceedings and claims in the ordinary course of business. The Company currently is not aware of any legal proceedings or claims that it believes will have, individually, or in the aggregate, a material adverse effect on its business, financial condition, operating results, or cash flows.

As of December 31, 2022 and 2021, the Company has no material commitments or contingencies.

NOTE－12 SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2022, up through the date the Company issued the audited financial statements. During the period, the Company did not have any material subsequent events other than disclosed above.

F-16

NAMLIONG SKYCOSMOS, INC.

PRO FORMA CONDENSED COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2022

(Unaudited)

	Historical	Historical	Pro Forma		Pro Forma Condensed
	NLSC	Orient Express	Adjustments	Note	Combined

ASSETS
Current assets:
Cash and cash equivalents	$–	$25,918			$25,918
Accounts receivables	–	17,174			17,174
Total current assets	–	43,092			43,092

Non-current assets:
Right of use assets	–	22,661			22,661
Total non-current assets	–	22,661			22,661

TOTAL ASSETS	$–	$65,753			$65,753

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Lease liabilities	$–	$22,442			$22,442
Amount due to a director	53,821	–			53,821
Accrued liabilities and other payables	16,000	897,250			913,250
Total current liabilities	69,821	919,692			989,513

Non-current liabilities
Lease liabilities	–	9,949			9,949
Total non-current liabilities	–	9,949			9,949

Total liabilities	69,821	929,641			999,462

Stockholders’ equity:
Preferred stock	–	–			–
Common stock	14,706	–	2,000	(a)	16,706
Additional paid-in capital	49,435,627	–	(865,888)	(a)	48,569,739
Accumulated deficit	(49,520,154)	(863,888)	863,888	(a)	(49,520,154)

Total stockholders’ deficit	(69,821)	(863,888)			(933,709)
TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$–	$65,753			$65,753

F-17

NAMLIONG SKYCOSMOS, INC.

PRO FORMA CONDENSED STATEMENT OF OPERATIONS

AS OF DECEMBER 31, 2022

(Unaudited)

	Historical	Historical	Pro forma	Pro Forma Condensed
	NLSC	Orient Express	Adjustment	Combined

Revenues, net	$–	$261,136		$261,136
Cost of revenue	–	(194,884)		(194,884)

Gross loss	–	66,252		66,252

Operating expenses:
Sales and marketing expenses	–	(38,674)		(38,674)
General and administrative expenses	(69,066)	(543,438)		(612,504)
Total operating expenses	(69,066)	(582,112)		(651,178)

Loss from operations	(69,066)	(515,860)		(584,926)

Other income (expense):
Interest expense	–	(1,042)		(1,042)
Interest income	–	5		5

Total other expense	–	(1,037)		(1,037)

Loss before income taxes	(69,066)	(516,897)		(585,963)

Income tax expense	–	–		–

NET LOSS	$(69,066)	$(516,897)		$(585,963)

Net loss per share
- Basic and Diluted	$(0.00)	$(0.00)		$(0.04)

Weighted average shares outstanding
- Basic and Diluted	14,706,513	1,000,000		16,706,513

F-18

NAMLIONG SKYCOSMOS, INC.

NOTES TO PRO FORMA FINANCIAL INFORMATION

DECEMBER 31, 2022

(Unaudited)

NOTE 1 - BACKGROUND

On March 31, 2023, Namliong SkyCosmos, Inc. (the "Company"), entered into a Share Exchange Agreement with Continental Development Corporation, a Samoa company (“CDC”) that is controlled by Cheng Hsing HSU, our sole executive officer and director, to purchase 100% equity interest (equal to 1,000,000 shares of common stock) of Orient Express & Co., Ltd. ("OEC") (the “Share Sale”), a SAMOA company, constituting all of the issued and outstanding ordinary shares of OEC. NLSC will issue 2 million shares of its common stock at a price of $0.5 per share to CDC, the sole shareholder of OEC.

This Acquisition is considered as related party transaction, whereas Mr. Cheng Hsing HSU is a sole shareholder of the Company and also currently controls OEC.

NOTE 2 - BASIS OF PRESENTATION

The pro forma financial information has been prepared by management for illustrative purposes only and are not necessarily indicative of the financial position or results of operations in future periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable. The pro forma financial information, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with NLSC’s historical financial statements included elsewhere on Form 10-K for the year ended December 31, 2022, as Exhibits filed with SEC herewith.

The unaudited pro forma combined balance sheet as of December 31, 2022 has been prepared using the following:

∙	NLSC’ audited historical consolidated balance sheet as of December 31, 2022; and
∙	Orient Express’s audited historical balance sheet as of December 31, 2022, as included elsewhere in this 8-K statement.

The unaudited pro forma combined statement of operations for the year ended December 31, 2022 has been prepared using the following:

∙	NLSC’s audited historical consolidated statement of operations for the year ended December 31, 2022; and
∙	Orient Express’s audited historical statement of income for the year ended December 31, 2022, as included elsewhere in this 8-K statement.

The pro forma financial information does not purport to represent what the results of operations or financial position of the combined entity would actually have been if the merger had in fact occurred on December 31, 2022, nor do they purport to project the results of operations or financial position of the combined entity for any future period or as of any date.

These pro forma financial information does not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between NLSC and Orient Express since such amounts, if any, are not presently determinable.

F-19

NAMLIONG SKYCOSMOS, INC.

NOTES TO PRO FORMA FINANCIAL INFORMATION

DECEMBER 31, 2022

(Unaudited)

NOTE 3 - PRO FORMA ADJUSTMENTS

The pro forma financial statements have been prepared as if the acquisition was completed on December 31, 2022 for the combined balance sheet purpose and reflects the following pro forma adjustment:

(a)	To reflect the acquisition of Orient Express & Co., Ltd.
	Dr. Additional paid-in capital	865,888
	Cr. Accumulated deficit	863,888
	Cr. Common stock	2,000

NOTE 4 - PRO FORMA LOSS PER SHARE

The pro forma loss per share, giving effect to the share exchange transaction has been computed as follows:

Net loss	$(585,963)

Net loss per share – Basic and Diluted	$(0.04)

Weighted average number of shares issued and outstanding – basic and diluted	16,706,513

F-20